Exhibit 99.2

Crescent Real Estate Equities
Company

Fourth Quarter 2004

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation of an offer to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company, as filed in the Quarterly Reports on Form 10-Q and the Annual Report
on Form 10-K with the Securities and Exchange Commission.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

COMPANY BACKGROUND

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

About the Company

Celebrating its tenth year, Crescent Real Estate Equities Company (NYSE: CEI) is one of the largest publicly held real estate investment trusts in the nation. Through its subsidiaries and joint ventures, Crescent owns and manages a portfolio of more than 75 premier office buildings totaling more than 30 million square feet primarily located in the Southwestern United States, with major concentrations in Dallas, Houston, Austin, Denver, Miami and Las Vegas. In addition, Crescent has investments in world-class resorts and spas and upscale residential developments. For more information, visit the company’s website at http://www.crescent.com.

Vision

Our vision is to be the premier real estate investment and operating company in our markets as recognized by our customers, our people and the investment community.

Mission

Our mission is to deliver exceptional workplace environments and innovative solutions to our customers every day. Our people bring pride, passion and commitment to real estate.

Summary
As of December 31, 2004

NYSE Trading Symbols	CEI, CEIprA, CEIprB
Corporate Headquarters	Fort Worth, Texas
Fiscal Year End	12/31
Total Office Properties Owned and Managed	78
Total Office Square Feet Owned and Managed	31.6 million
Geographic Diversity	8 states and 29 sub-markets
Number of Employees	755
Common Shares and Units Outstanding (share equivalent)	120.5 million
Common Dividend—Quarter/Annualized	$0.375/$1.50
Common Dividend Yield ($18.26 share price at 12/31/04)	8.2%
Total Market Capitalization Including Debt	$4.8 billion
Insider Ownership	18.4%

Forward Looking Statements

Certain statements made in this supplement may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent’s future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release on February 24, 2005, and from time to time in Crescent’s SEC reports, including its Annual Report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K, which can be obtained from Crescent directly or on Crescent’s website.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Trust Managers

Richard E. Rainwater	William F. Quinn
Chairman of the Board	President, AMR Investments Services,Inc.

John C. Goff	Paul E. Rowsey, III
Vice Chairman of the Board and	President, Eiger, Inc.
Chief Executive Officer

Robert W. Stallings
Dennis H. Alberts	Chairman and President,
President and Chief Operating Officer	Stallings Capital Group, Inc.

Anthony M. Frank	Terry N. Worrell
Chairman, Belvedere Capital Partners	President, Worrell Investments

Key Management

John C. Goff, Vice Chairman and Chief Executive Officer

Dennis H. Alberts, Chief Operating Officer

Jerry R. Crenshaw, Jr., Managing Director and Chief Financial Officer

David M. Dean, Managing Director, Legal

Thomas G. Miller, Managing Director, Investments

Kenneth S. Moczulski, Managing Director, Investments

Jane E. Mody, Managing Director, Capital Markets

Jane B. Page, Managing Director, Asset Management / Leasing

John L. Zogg, Jr., Managing Director, Asset Management / Leasing

Robert H. Boykin, Senior Vice President, Leasing

Joe D. Dobbs, Senior Vice President, Property Management

Michael S. Lewis, Senior Vice President, Leasing

Christopher T. Porter, Senior Vice President and Treasurer

Suzanne K. Stevens, Senior Vice President and Controller

James H.Wilson, Senior Vice President, Property Management

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

FINANCIAL HIGHLIGHTS

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Key Financial Data

(Dollars in thousands, except share data)
(unaudited)

	As Of or For The Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Shares and Units
Common Shares Outstanding	99,420,157	99,324,795	99,322,151	99,305,113	99,274,307
Units Outstanding (a)	21,070,278	17,727,778	17,728,622	17,728,622	17,746,694

Combined Shares and Units	120,490,435	117,052,573	117,050,773	117,033,735	117,021,001

Weighted Average for Quarter — Basic (EPS) (b)	99,061,061	99,024,335	99,021,830	98,992,934	98,884,105
Weighted Average for Quarter — Diluted (EPS) (b)	108,737,976	99,024,335	99,021,830	98,992,934	98,959,088
Weighted Average for Quarter — Diluted (FFO)	117,748,893	116,863,615	116,864,647	117,279,520	116,705,782

Share Price & Dividends
At the End of the Period	$18.26	$15.74	$16.12	$17.97	$17.13
High during Quarter	$19.09	$16.58	$17.90	$18.75	$17.51
Low during Quarter	$15.47	$15.37	$15.05	$17.31	$14.82
Dividends Declared during Quarter	$0.375	$0.375	$0.375	$0.375	$0.375

Capitalization
Market Value of Common Equity	$2,200,155	$1,842,407	$1,886,858	$2,103,096	$2,004,570
Preferred Equity (c)	410,400	410,400	410,400	410,400	335,400
Total Consolidated Debt (d)	2,152,255	2,855,891	2,710,649	2,770,593	2,558,699

Total Capitalization	$4,762,810	$5,108,698	$5,007,907	$5,284,089	$4,898,669

Total Consolidated Debt/Total Capitalization (d)	45%	56%	54%	52%	52%

Selected Balance Sheet Data
Net Investment in Real Estate (e)	$2,740,725	$3,391,570	$3,335,881	$3,355,476	$3,159,425
Total Assets (d)	4,026,937	4,586,969	4,467,506	4,480,144	4,314,463
Total Liabilities	2,563,776	3,322,405	3,138,968	3,097,760	2,936,830
Total Unconsolidated Debt	579,349	472,468	484,442	488,719	394,382
Total Minority Interest	162,911	127,441	135,726	145,089	155,829
Total Shareholders’ Equity	1,300,250	1,137,123	1,192,812	1,237,295	1,221,804

Selected Operating Data (e)
Total Property Revenues	$297,440	$234,440	$227,094	$219,787	$237,696
Net Straight-Line revenue / (expense) adjustment	2,418	2,290	3,816	2,792	885
Lease Termination Fees	500	1,300	5,900	1,300	1,400
Consolidated Capitalized Interest
Residential Development (f)	4,466	3,646	3,615	3,829	4,337
Resort/Hotel	42	43	134	75	24
Third Party Generated Fee Revenue (g)	1,911	996	1,171	1,425	946
Scheduled Principal Payments on Consolidated Debt	4,204	4,589	4,499	4,326	3,904
Office Property FFO (h)	57,121	68,410	75,326	67,972	68,271
Office Property Operating Margin (i)	48%	51%	54%	52%	54%
General & Administrative Expense	16,156	9,023	6,794	6,917	13,695
G&A as a Percentage of Total Property Revenues	5.4%	3.8%	3.0%	3.1%	5.8%
Office Bad Debt as Percentage of Office Property Revenue	(0.2)%	0.3%	0.4%	0.1%	(0.3)%
Interest Coverage Ratio (j)	1.62	1.95	2.00	2.03	2.05

Net (Loss) Income Available to Common Shareholders
Net (Loss) Income Available to Common Shareholders — Basic	$195,910	$(18,683)	$(17,493)	$(18,597)	$28,410
Basic — Per Share	$1.98	$(0.19)	$(0.18)	$(0.19)	$0.29
Diluted — Per Share	$1.86	$(0.19)	$(0.18)	$(0.19)	$0.29

Adjusted Funds from Operations Available to Common Shareholders — Diluted (“FFO”)(h)(k)
FFO	$53,520	$31,330	$31,037	$27,539	$91,235
FFO per Weighted Average Share	$0.45	$0.27	$0.27	$0.23	$0.78
FFO Payout Ratio	83.3%	138.9%	138.9%	163.0%	48.1%

Portfolio Statistics (l)
Total Office Properties Owned and Managed	78	75	75	77	72
Total Office Square Footage Owned and Managed	31,617,166	29,904,468	29,959,804	30,657,209	29,991,073
Economic Office Occupancy at End of Quarter (l) (m)	88.5%	86.4%	87.0%	86.1%	84.0%
Leased Office Occupancy at End of Quarter (l)	89.8%	88.8%	88.1%	87.8%	86.4%
Total Resort/Hotel Properties	8	9	9	9	9
Total Number of Resort/Hotel Rooms	2,412	2,807	2,807	2,807	2,807
Total Number of Active and Planned Residential Development Projects (n)	23	28	28	25	23

NOTE: See footnotes on following page.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Key Financial Data
(dollars in thousands)
(continued)
(a)	Represents actual units outstanding x 2 because each unit is exchangeable for 2 common shares, or at the option of the Company, an equivalent amount of cash.

(b)	The share count for EPS does not include units, which are in Minority Interest.

(c)	Net of issuance costs, preferred equity is $401,089.

(d)	Includes $165,136 of defeased debt related to the LaSalle Note II and Nomura Funding VI Note. The Company’s assets include $175,853 in U.S. Treasury and government sponsored agency securities that are used as collateral for these loans. The cash flow (principal maturities and interest) from the securities match the debt service payments on the notes. Excluding the defeased debt, the total consolidated debt to total capitalization ratio would be 43% as of December 31, 2004.

(e)	Prior quarter financial data has been restated for the effect of Discontinued Operations except for lease termination fees.

(f)	Residential Development capitalized interest is amortized through cost of sales as units / lots are sold, which is a reduction to FFO. The capitalized amount for fourth quarter 2004 was $4,466.

(g)	Third Party Generated Fee Revenue is defined as fees earned from office joint venture partners including management fee revenue, lease commission revenue, construction management fee revenue, and other income.

(h)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent reports Adjusted Funds From Operations Available to Common Shareholders – diluted (“FFO”) before taking into account impairment charges required by GAAP which are related to its real estate assets and before costs associated with the extinguishment of debt in connection with the sale of real estate. A reconciliation of Crescent’s FFO before and after such adjustments to GAAP net income is included in the Company’s financial statements on page 11. FFO should not be considered an alternative to net income.

(i)	Calculated as the sum of (Office Property Revenue — Office Property real estate taxes — Office Property operating expenses) divided by Office Property Revenue.

(j)	Calculated as Income (Loss) from Continuing Operations Before Minority Interests and Income Taxes plus / (minus)

•	Loss / (Gain) on joint ventures of properties, net

•	Income (Loss) from discontinued operations, net of minority interests

•	Impairments/Extinguishment of Debt

•	Interest expense

•	Amortization of deferred financing costs

•	Depreciation and amortization

The sum of these for the trailing four quarters is divided by the sum of the trailing four quarters of interest expense and capitalized interest. This calculation differs from the methods for calculating the Company’s interest coverage ratios under the financial covenants in its debt instruments. Trailing four quarters’ interest expense includes $12,556 related to the defeasance of the LaSalle Note II and Nomura Funding VI Note. Trailing four quarters’ interest income includes $2,478 from the U.S. Treasury and government sponsored agency securities purchased as collateral for the LaSalle Note II and Nomura Funding VI Note. Excluding these two items, the interest coverage ratio would be 1.72.

(k)	Impairment charges, net of tax for 2004 are as follows: Q1 — $2,351, Q2 — $500, Q3 — $2,847, Q4 — $2,634

(l)	Beginning in the first quarter of 2004, the Company implemented a change in office segment statistical reporting method. To more appropriately reflect occupancy trends in continuing operations, the Company now excludes properties held for sale and unstabilized properties from occupancy. Albuquerque Plaza (366,236 square feet) is currently the only property held for sale at 12/31/04, and was sold on February 7, 2005. Unstabilized office properties are as follows: One Live Oak, acquired on December 15, 2004; 1301 McKinney, acquired on December 21, 2004; and Peakview Tower, acquired on December 29, 2004. Stabilization is deemed to occur upon the earlier of (1) achieving 90% occupancy or (2) one year following date placed in service or acquisition date. As of December 31, 2004, these four properties are included only in “Office Properties Owned and Managed” and “Total Office Square Footage”.

(m)	Economic occupancy is defined as occupancy based upon the customer’s contractual obligation pursuant to the lease regardless of whether the customer physically occupies the space.

(n)	Quarters prior to March 31, 2004 include active projects only.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Balance Sheets

(dollars in thousands, except share data)

	December 31,	December 31,
	2004	2003
	(unaudited)	(unaudited)
ASSETS:
Investments in real estate:
Land	$209,392	$236,956
Land improvements, net of accumulated depreciation of $23,592 and $19,270 at December 31, 2004 and December 31, 2003, respectively	69,086	105,236
Building and improvements, net of accumulated depreciation of $416,530 and $576,682 at December 31, 2004 and December 31, 2003, respectively	1,835,662	2,103,717
Furniture, fixtures and equipment, net of accumulated depreciation of $40,562 and $33,344 at December 31, 2004 and December 31, 2003, respectively	43,465	43,227
Land held for investment or development	501,379	450,279
Properties held for disposition, net	81,741	220,010

Net investment in real estate	$2,740,725	$3,159,425

Cash and cash equivalents	$85,172	$78,052
Restricted cash and cash equivalents	90,031	217,329
Defeasance investments	175,853	9,620
Accounts receivable, net	60,004	40,740
Deferred rent receivable	58,271	65,267
Investments in unconsolidated companies	362,643	440,594
Notes receivable, net	102,173	78,453
Income tax asset-current and deferred, net	13,839	17,506
Other assets, net	338,226	207,477

Total assets	$4,026,937	$4,314,463

LIABILITIES:
Borrowings under Credit Facility	$142,500	$239,000
Notes payable	2,009,755	2,319,699
Accounts payable, accrued expenses and other liabilities	411,521	370,136
Current income tax payable	—	7,995

Total liabilities	$2,563,776	$2,936,830

COMMITMENTS AND CONTINGENCIES:

MINORITY INTERESTS:
Operating partnership, 10,535,139 and 8,873,347 units, at December 31, 2004 and December 31, 2003, respectively	$113,572	$108,706
Consolidated real estate partnerships	49,339	47,123

Total minority interests	$162,911	$155,829

SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 and 10,800,000 shares issued and outstanding at December 31, 2004 and December 31, 2003, respectively	$319,166	$248,160
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding at December 31, 2004 and December 31, 2003	81,923	81,923
Common shares, $0.01 par value, authorized 250,000,000 shares, 124,542,018 and 124,396,168 shares issued and outstanding at December 31, 2004 and December 31, 2003, respectively	1,245	1,237
Additional paid-in capital	2,246,335	2,245,683
Deferred compensation on restricted shares	(2,233)	(4,102)
Accumulated deficit	(885,016)	(877,120)
Accumulated other comprehensive income	(1,022)	(13,829)

	$1,760,398	$1,681,952
Less — shares held in treasury, at cost, 25,121,861 common shares at December 31, 2004 and December 31, 2003	(460,148)	(460,148)

Total shareholders’ equity	$1,300,250	$1,221,804

Total liabilities and shareholders’ equity	$4,026,937	$4,314,463

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Statements of Operations
(dollars in thousands, except share data)

	For the three months		For the twelve months
	ended December 31,		ended December 31,
	2004	2003	2004	2003
	(unaudited)		(unaudited)
REVENUE:
Office Property	$103,844	$115,430	$484,049	$475,944
Resort/Hotel Property	46,274	41,185	183,515	174,059
Residential Development Property	147,322	81,081	311,197	221,713

Total Property revenue	$297,440	$237,696	$978,761	$871,716

EXPENSE:
Office Property real estate taxes	$11,001	$14,272	$60,390	$63,818
Office Property operating expenses	42,693	39,421	173,969	163,598
Resort/Hotel Property expense	40,430	34,163	155,812	142,869
Residential Development Property expense	125,016	65,513	271,819	197,491

Total Property expense	$219,140	$153,369	$661,990	$567,776

Income from Property Operations	$78,300	$84,327	$316,771	$303,940

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company, net	$—	$86,186	$—	$86,186
Income from investment land sales, net	10,347	76	18,879	13,038
Gain on joint venture of properties, net	265,772	—	265,772	100
Interest and other income	9,756	3,885	18,005	7,766
Corporate general and administrative	(16,156)	(13,695)	(38,889)	(32,661)
Interest expense	(39,763)	(42,817)	(176,771)	(172,116)
Amortization of deferred financing costs	(2,813)	(3,302)	(13,056)	(11,053)
Extinguishment of debt	(39,527)	—	(42,608)	—
Depreciation and amortization	(36,997)	(40,418)	(163,630)	(144,184)
Impairment charges related to real estate assets	—	(7,424)	(4,094)	(8,624)
Other expenses	(487)	(4,904)	(725)	(5,946)
Equity in net income (loss) of unconsolidated companies:
Office Properties	2,651	1,552	6,262	11,190
Resort/Hotel Properties	(18)	3,724	(245)	5,760
Residential Development Properties	(1,156)	6,192	(2,266)	10,427
Temperature-Controlled Logistics Properties	10,667	2,021	6,153	2,172
Other	110	(2,374)	(280)	(4,053)

Total Other Income (Expense)	$162,386	$(11,298)	$(127,493)	$(241,998)

INCOME FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$240,686	$73,029	$189,278	$61,942
Minority interests	(42,074)	(5,924)	(37,211)	(6,439)
Income tax (provision) benefit	(278)	(37,391)	12,937	(27,055)

INCOME BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$198,334	$29,714	$165,004	$28,448
Income from discontinued operations, net of minority interests	2,644	3,425	10,221	12,339
Impairment charges related to real estate assets from discontinued operations, net of minority interests	(263)	(8,789)	(2,978)	(25,052)
Gain on real estate from discontinued operations, net of minority interests	3,204	10,635	1,052	10,287
Cumulative effect of a change in accounting principle, net of minority interests	—	—	(363)	—

NET INCOME	$203,919	$34,985	$172,936	$26,022

Series A Preferred Share distributions	(5,990)	(4,556)	(23,723)	(18,225)
Series B Preferred Share distributions	(2,019)	(2,019)	(8,075)	(8,075)

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS — BASIC	$195,910	$28,410	$141,138	$(278)

Dilutive effect of convertible securities	6,239	—	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS — DILUTED	$202,149	28,410	141,138	(278)

BASIC EARNINGS PER SHARE DATA:

Income available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$1.92	$0.24	$1.35	$0.03
Income from discontinued operations, net of minority interests	0.03	0.03	0.10	0.12
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.09)	(0.03)	(0.25)
Gain on real estate from discontinued operations, net of minority interests	0.03	0.11	0.01	0.10
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net income available to common shareholders — basic	$1.98	$0.29	$1.43	$—

DILUTED EARNINGS PER SHARE DATA:

Income available to common shareholders before discontinued operations and cumulative effect of a change in accounting principle	$1.81	$0.24	$1.34	$0.03
Income from discontinued operations, net of minority interests	0.02	0.03	0.10	0.12
Impairment charges related to real estate assets from discontinued operations, net of minority interests	—	(0.09)	(0.03)	(0.25)
Gain on real estate from discontinued operations, net of minority interests	0.03	0.11	0.01	0.10
Cumulative effect of a change in accounting principle, net of minority interests	—	—	—	—

Net income available to common shareholders — diluted	$1.86	$0.29	$1.42	$—

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,061,061	98,884,105	99,025,138	98,885,875

WEIGHTED AVERAGE SHARES OUTSTANDING — DILUTED	108,737,976	98,959,088	99,243,627	98,885,875

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Funds From Operations
(dollars in thousands, except share data)

	For the three months				For the twelve months
	ended December 31,				ended December 31,
	(unaudited)				(unaudited)
	2004	2004	2003	2003	2004	2004	2003	2003
	$	Per share	$	Per share	$	Per share	$	Per share
NET INCOME	203,919	1.73	34,985	0.30	172,936	1.48	26,022	0.23
ADJUSTMENTS:
Depreciation and amortization of real estate assets	37,359	0.32	41,771	0.36	156,766	1.34	150,788	1.30
Gain on property sales, net	(269,581)	(2.29)	(9,638)	(0.08)	(267,053)	(2.28)	(8,919)	(0.08)
Extinguishment of debt expense related to real estate asset sales (a)	38,966	0.33	—	—	39,121	0.33	—	—
Impairment charges related to real estate assets and assets held for sale	310	—	17,420	0.15	6,008	0.05	37,794	0.32
Adjustment for investments in unconsolidated companies:
Office Properties	4,412	0.04	2,449	0.02	11,601	0.10	6,254	0.05
Resort/Hotel Properties	—	—	(3,687)	(0.03)	—	—	(2,544)	(0.02)
Residential Development Properties	1,870	0.02	3,338	0.03	(228)	—	3,573	0.03
Temperature-Controlled Logistics Properties (b)	7,525	0.06	4,993	0.04	24,873	0.21	21,136	0.18
Other	—	—	28	—	—	—	206	—
Unitholder minority interest	36,500	0.31	6,151	0.05	30,950	0.26	4,546	0.04
Dilutive effect of Convertible Securities	249	—	—	—	—	—	—	—
Series A Preferred Share distributions	(5,990)	(0.05)	(4,556)	(0.04)	(23,723)	(0.20)	(18,225)	(0.16)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(8,075)	(0.07)

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (c)	53,520	0.45	91,235	0.78	143,176	1.22	212,556	1.82
Less:
Impairment charges related to real estate assets	(2,634)	(0.02)	(17,420)	(0.15)	(8,332)	(0.07)	(37,794)	(0.32)
Extinguishment of debt expense related to real estate asset sales (a)	(38,966)	(0.33)	—	—	(39,121)	(0.33)	—	—
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (c) — NAREIT DEFINITION	11,920	0.10	73,815	0.63	95,723	0.82	174,762	1.50

INVESTMENT SEGMENTS:
Office Properties	57,121	0.49	68,271	0.59	268,829	2.30	282,838	2.42
Resort/Hotel Properties	9,685	0.08	11,665	0.10	44,978	0.38	51,123	0.44
Residential Development Properties	16,096	0.14	74,361	0.64	31,216	0.27	88,127	0.76
Temperature-Controlled Logistics Properties (b)	18,192	0.15	7,014	0.06	31,026	0.26	23,308	0.20
OTHER:
Corporate general & administrative	(16,156)	(0.14)	(13,695)	(0.12)	(38,889)	(0.33)	(32,661)	(0.28)
Interest expense	(39,763)	(0.34)	(42,852)	(0.37)	(176,771)	(1.51)	(172,232)	(1.48)
Series A Preferred Share distributions	(5,990)	(0.05)	(4,556)	(0.04)	(23,723)	(0.20)	(18,225)	(0.16)
Series B Preferred Share distributions	(2,019)	(0.02)	(2,019)	(0.02)	(8,075)	(0.07)	(8,075)	(0.07)
Dilutive effect of Convertible Securities	249	—	—	—	—	—	—	—
Other (d)	16,105	0.14	(6,954)	(0.06)	14,585	0.12	(1,647)	(0.01)

ADJUSTED FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (c)	53,520	0.45	91,235	0.78	143,176	1.22	212,556	1.82
Less:
Impairment charges related to real estate assets	(2,634)	(0.02)	(17,420)	(0.15)	(8,332)	(0.07)	(37,794)	(0.32)
Extinguishment of debt expense related to real estate asset sales (a)	(38,966)	(0.33)	—	—	(39,121)	(0.33)	—	—
FUNDS FROM OPERATIONS AVAILABLE TO COMMON SHAREHOLDERS — DILUTED (c) — NAREIT DEFINITION	11,920	0.10	73,815	0.63	95,723	0.82	174,762	1.50

WEIGHTED AVERAGE SHARES OUTSTANDING — BASIC	99,061,061		98,884,105		99,025,138		98,885,875
WEIGHTED AVERAGE SHARES/UNITS OUTSTANDING — DILUTED	117,748,893		116,705,782		116,965,897		116,676,242
DIVIDEND PAID PER SHARE DURING PERIOD	0.375		0.375		1.500		1.500
SUPPLEMENTAL INFORMATION:
Rental income from FAS 13 Straight-line Rents	2,418		885		11,316		2,498
Rental income from FAS 141 Fair Market Value Adjustments	13		1,065		(238)		1,065
Temperature-Controlled Logistics Properties capital expenditures	1,182		1,414		2,896		3,505
Non Revenue-enhancing capital expenditures:
Resort/Hotel Property capital expenditures	3,728		3,388		11,517		9,841
Office property capital expenditures	2,884		2,492		7,887		6,598
Office property tenant improvement and leasing costs	12,125		21,060		52,520		57,679
Depreciation and amortization of non-real estate assets	(642)		3,370		6,992		10,277
Extinguishment of debt expense directly related to real estate asset sales	38,966		—		39,121		—
Extinguishment of debt expense — other	561		—		3,487		—
Amortization of deferred financing costs	2,813		3,174		13,056		10,925

(a)	Extinguishment of debt directly related to the sale of real estate assets. An additional $0.6 million for the fourth quarter 2004 and $3.5 million for the year 2004 of extinguishment of debt that is not related to the sale of real estate assets is in funds from operations available to common shareholders.

(b)	Excludes impairment charges related to real estate assets of $2.3 million for fourth quarter 2004 and for the twelve months ended 2004. FFO includes $12.3 million net gain recognized on the sale of AmeriCold Common Shares.

(c)	Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts (“NAREIT”) defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Crescent reports Adjusted Funds From Operations Available to Common Shareholders – diluted (“FFO”) before taking into account impairment charges required by GAAP which are related to its real estate assets and before costs associated with the extinguishment of debt in connection with the sale of real estate.

(d)	Includes income from investment land sales, net, interest and other income, income/loss from other unconsolidated companies, other expenses, depreciation and amortization of non-real estate assets, and amortization of deferred financing costs.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Earnings Guidance
(dollars in thousands, except per share data)

	Full Year 2005
FFO	$117,000	to	$129,000
FFO per Share	$1.00	to	$1.10

	Low			High
Segment FFO (1)
Office Properties	$210,000		to	$215,000
Resort/Hotel Properties	29,000		to	32,000
Residential Development Properties	35,000		to	37,000
Temperature-Controlled Logistics Properties	16,000		to	18,000
Mezzanine Investments/Securities	9,000		to	10,000

Total Segment FFO	$299,000			$312,000

Unidentified Reinvestment FFO (2)	$13,000		to	$17,000
Business Initiatives (3)	$10,000		to	$15,000
Office Statistics (4)
Same Store NOI Growth (GAAP)	2.0%		to	3.0%
Same Store Average Occupancy	87%		to	89%
Portfolio Ending Occupied	89%		to	90%
Portfolio Ending Leased	90%		to	91%
Lease Termination Fees	$3.5	M	to	$6.5	M
Resort Statistics (5)
Average Occupancy	72%		to	74%
Average Daily Rate Growth	3%		to	5%
Revenue per Available Room Growth	8%		to	10%
Residential Development Statistics
Crescent Resort Development
Unit Sales	275		to	300
Average Unit Price	$1,200		to	$1,300
Lot Sales	500		to	550
Average Price	$130		to	$150
Desert Mountain
Lot Sales	40		to	50
Average Price	$850		to	$950
Other Statistics
30 Day LIBOR	3%		to	4%

	1st Quarter 2005
	Low		High
FFO	$20,000	to	$23,000
FFO per Share	$0.17	to	$0.20

(1)	Segment FFO includes FFO from closed and identified reinvestment opportunities.

(2)	2005 Unidentified Reinvestment assumes investment of $200M - $250M throughout the year at 12% - 14% going in FFO ROE.

(3)	Business Initiatives include investment land sales and other income initiatives.

(4)	Statistics include all managed properties at 100%.

(5)	As a result of one business class hotel being classified as Held for Sale, and the remaining two business class hotels being non-core assets, statistical guidance and disclosure will include Ventana, Sonoma, Canyon Ranch Tucson and Lenox, and Park Hyatt properties only.

Reconciliation of FFO to Net Income

	Full Year 2005			1st Quarter 2005

	$1.00	to	$1.10	$0.17	to	$0.20

FUNDS FROM OPERATIONS	$117,000		$129,000	$20,000		$23,000

ADJUSTMENTS:
Depreciation and amortization of real estate assets	(126,400)		(126,400)	(31,600)		(31,600)
(Impairments), gains, and (losses) related to real estate assets	25,000		25,000	1,500		1,500
Adjustment for investments in real estate mortgages and equity of unconsolidated companies:
Office properties	(17,400)		(17,400)	(4,300)		(4,300)
Hospitality/Residential Development properties	(1,900)		(1,900)	(300)		(300)
Temperature-controlled logistics properties	(17,400)		(17,400)	(4,400)		(4,400)
Unitholder minority interest	(3,300)		(3,300)	1,600		1,600
Series A Preferred Share distributions	24,000		24,000	6,000		6,000
Series B Preferred Share distributions	8,000		8,000	2,000		2,000

NET INCOME (LOSS)	$7,600		$19,600	($9,500)		($6,500)

WEIGHTED AVERAGE COMMON SHARES/UNITS
OUTSTANDING — DILUTED	117,000,000		117,000,000	117,000,000		117,000,000

LESS: WEIGHTED AVERAGE LIMITED PARTNERSHIP UNITS OUTSTANDING (1)	18,000,000		18,000,000	18,000,000		18,000,000

WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING — DILUTED	99,000,000		99,000,000	99,000,000		99,000,000

(1)	Assumes 2 for 1 conversion of units to common shares

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Sector Contribution and Assets by Segment
As of December 31, 2004
(dollars in thousands)

Gross Book Value of Real Estate Assets

			Residential
	Office	Resort/Hotel	Development	TCL	Corporate &
	Segment	Segment	Segment	Segment	Other	Total
Gross Book Value of Real Estate Assets (Including Unleveraged Investments)	2,654,489	503,587	678,863	569,474	48,838	4,455,251

Depreciation (including Unconsolidated Assets)	(387,217)	(103,903)	(23,400)	(115,517)	(5,868)	(635,905)

Unconsolidated Debt and Other Liabilities	(347,532)	—	—	(285,806)	—	(633,338)

Other Assets (Cash, Defeasance Investments, etc.)	222,204	69,283	164,960	12,434	372,048	840,929

Total Assets	2,141,944	468,967	820,423	180,585	415,018	4,026,937

	Net Book Value By Segment
			Residential
	Office	Resort/Hotel(1)	Development	TCL	Corporate &
	Segment	Segment	Segment(1)	Segment	Other		Total
Total Assets by Segment (2) :

Balance at December 31, 2004 (3)	2,141,944	468,967	820,423	180,585	415,018	(4)	4,026,937

Balance at December 31, 2003	2,502,750	468,273	707,485	300,396	335,559		4,314,463

Consolidated Property Level Financing:

Balance at December 31, 2004	(942,001)	(111,397)	(83,721)	—	(1,015,136	) (5)	(2,152,255)

Balance at December 31, 2003	(1,459,014)	(137,875)	(87,945)	—	(873,865)		(2,558,699)

Consolidated Other Liabilities:

Balance at December 31, 2004	(108,194)	(47,403)	(195,714)	(1,679)	(58,531)		(411,521)

Balance at December 31, 2003	(119,772)	(27,130)	(108,799)	—	(122,430)		(378,131)

Minority Interests:

Balance at December 31, 2004	(9,308)	(6,513)	(33,760)	—	(113,330)		(162,911)

Balance at December 31, 2003	(8,790)	(7,028)	(31,305)	—	(108,706)		(155,829)

Total Net Book Value at December 31, 2004	1,082,441	303,654	507,228	178,906	(771,979)		1,300,250

Total Net Book Value at December 31, 2003	915,174	296,240	479,436	300,396	(769,442)		1,221,804

(1)	Refer to page 47 for further details regarding Residential Development Segment information.

(2)	Total assets by segment is inclusive of investments in unconsolidated companies.

(3)	Non-income producing land held for investment or development of $67,498 by segment is as follows: Corporate - $60,534 and Resort/Hotel - $6,964

(4)	Includes U.S. Treasury and government sponsored agency securities of $175,853.

(5)	Inclusive of Corporate bonds, credit facility, the Fleet $75 million term loan, Rouse land notes, $157,477 of Funding II defeased debt and $7,659 of Canyon Ranch-Lenox defeased debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Acquisitions, Development, Dispositions and Other Strategic Transactions
As of December 31, 2004

Acquisitions

		CEI		Square	Purchase	Purchase	PSF Purchase
Segment	Property	Ownership	Market	Feet	Date	Price	Price	% Leased
Office	Hughes Center	Various (1)	Las Vegas - Central East	1,110,890	Various (1)	$215.1 Million	$194	98%
Office	Dupont Centre	100%	Irvine - John Wayne Airport	250,782	3/31/2004	$54.3 Million	$217	90%
Office	The Alhambra	100%	Miami - Coral Gables	317,566	8/6/2004	$72.3 Million	$228	87%
Office	One Live Oak	100%	Atlanta - Buckhead	201,488	12/15/2004	$31.0 Million	$154	68%
Office	1301 McKinney	100%	Houston - CBD	1,247,061	12/21/2004	$101.0 Million	$81	48%
Office	Peakview Tower	100%	Denver - Greenwood Village	264,149	12/29/2004	$47.5 Million	$180	75%
Office	The Exchange Building	100%	Seattle - CBD	295,525	2/7/2005	$52.5 Million	$177	88%

Dispositions

						Sales Price	Net
		CEI		Square Feet /	Sale	Net of	PSF/room/acre
Segment	Property	Ownership	Market	# of Rooms / Acres	Date	Selling Costs	Price	Gain/(Loss) (2)
Office	1800 West Loop South	100%	Houston - West Loop/Galleria	399,777 SF	3/23/2004	$28.2 Million	$71	($16.2) Million
Office	Liberty Plaza	100%	Dallas - Quorum/Bent Tree	218,813 SF	4/13/2004	$10.8 Million	$49	($4.5) Million
Office	Ptarmigan Place	100%	Denver - Cherry Creek	418,630 SF	6/17/2004	$28.2 Million	$60	($2.0) Million
Office	Addison Tower	100%	Dallas - Addison	145,886 SF	6/29/2004	$8.8 Million	$58	$0.2 Million
Office	5050 Quorum	100%	Dallas - Quorum/Bent Tree	133,799 SF	7/2/2004	$8.9 Million	$65	($1.1) Million
Office	12404 Park Central	100%	Dallas - LBJ Freeway	239,103 SF	7/29/2004	$9.2 Million	$38	($4.6) Million
Office	Albuquerque Plaza	100%	Albuquerque - CBD	366,236 SF	2/7/2005	$34.7 Million	$95	$1.8 Million
Resort/Hotel	Hyatt Albuquerque	100%	Albuquerque - CBD	395 rooms	10/19/2004	$32.5 Million	$82,278	$3.6 Million
Other	Undeveloped Land	100%	Houston - CBD	2.6 acres	8/13/2004	$11.6 Million	$4.4 Million	$7.6 Million
Other	Undeveloped Land	100%	Big Sur, CA	72.65 acres	11/12/2004	$1.0 Million	$13,765	$0.7 Million
Other	Undeveloped Land	100%	Houston - CBD	5.3 acres	12/17/2004	$22.3 Million	$4.2 Million	$8.3 Million
Other	Undeveloped Land	100%	Houston - CBD	5.70 acres	12/23/2004	$4.0 Million	$0.7 Million	$1.0 Million

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Acquisitions, Development, Dispositions and Other Strategic Transactions
As of December 31, 2004

Development

						Estimated			%
						Construction	In Place	Total	Currently
		CEI			Start	Completion	Development	Projected	Leased/
Segment	Project	Ownership	Market	Square Feet /Rooms	Date	Date	Costs	Investment	Committed
Office	The Shops at Houston Center - Redevelopment	24%	Houston-CBD	196,217 SF	2Q 2003	4Q 2004	$12.1 Million	$12.1 Million	75% / 80%
RDV/Resort	The Ritz-Carlton Residences and Hotel	100%	Dallas - Uptown/Turtle Creek	70 units / 216 rooms	2Q 2005	4Q 2007	$21.1 Million	$195.8 Million	66% / N/A

Other Strategic Transactions

		Current				Gain/Loss
		CEI	Date of	Gross Valuation of	Cash Generated	Recognized	Required Debt
Segment	Transaction	Ownership	Transaction	Transaction (4)	to CEI (5)	By CEI	Payoff/Defeasance
Office	Strategic Office Joint Venture (3)	23.85%	11/10/04, 11/23/04, & 12/23/04	$1,217.5 Million	$316.0 Million	$265.7 Million	$572.0 Million
Resort/Hotel	Canyon Ranch Restructure and Recapitalization	48.0%	1/18/2005	$440.0 Million	$52.0 Million	$0	$38.3 Million
TCL	Restructure and New Investor	31.7%	11/18/2004	$1,450.0 Million	$50.0 Million(6)	$12.3 Million	$0

Mezzanine Investments

				Weighted Average
		Date of		Yield During
Segment	Investment	Transaction	Quarter End Balance	During Quarter	Current Yield
Other	California Office Investment	11/9/2004	$22.0 Million	11.34%	11.84%
Other	New York City Office Investment (7)	2/7/2005	$17.3 Million	10.34%	10.34%

(1)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property (in which Crescent owns a 67% general partner interest) acquired December 2003 through May 2004. The total purchase price was $232.5 million, of which $215.1 million related to office buildings and $17.4 million related to retail parcels.

(2)	Includes previously recognized impairments, if applicable.

(3)	Comprised of The Crescent, Fountain Place and Trammell Crow Center in Dallas and Houston Center and Post Oak Central in Houston.

(4)	Amounts represent 100% value of new entity.

(5)	Amounts represent cash generated net of debt paid down, if applicable.

(6)	Includes $8.0 million of cash to be received Q1/Q2 2005.

(7)	Quarter end balance and yields represent amount and percentages at transaction date.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Consolidated Debt Schedule
As of December 31, 2004
(dollars in thousands)

		Balance	Interest
		Outstanding at	Rate at
	Maximum	December 31,	December 31,		Maturity
Description	Borrowings	2004	2004		Date
Secured Fixed Rate Debt:
AEGON Partnership Note (Greenway Plaza)	$254,604	$254,604	7.53%		July 2009
LaSalle Note II (Fund II Defeasance) (1)	157,477	157,477	7.79		March 2006
LaSalle Note I (Fund I)(2)	103,300	103,300	7.83		August 2027
Cigna Note (707 17th Street/Denver Marriott)	70,000	70,000	5.22		June 2010
Morgan Stanley I (Alhambra)	50,000	50,000	5.06		October 2011
Bank of America Note (Colonnade)	38,000	38,000	5.53		May 2013
Metropolitan Life Note V (Datran Center)	36,832	36,832	8.49		December 2005
Mass Mutual Note (3800 Hughes) (3)	36,692	36,692	7.75		August 2006
Metropolitan Life Note VII (Dupont Centre)	35,500	35,500	4.31		May 2011
Northwestern Life Note (301 Congress)	26,000	26,000	4.94		November 2008
Allstate Note (3993 Hughes) (3)	25,509	25,509	6.65		September 2010
JP Morgan Chase (3773 Hughes)	24,755	24,755	4.98		September 2011
Metropolitan Life Note VI (3960 Hughes) (3)	23,919	23,919	7.71		October 2009
JP Morgan Chase I (3753/63 Hughes)	14,350	14,350	4.98		September 2011
Northwestern Life II (3980 Hughes) (3)	10,168	10,168	7.40		July 2007
Woodmen of the World Note (Avallon IV)	8,500	8,500	8.20		April 2009
Nomura Funding VI Note (Fund VI Defeasance) (4)	7,659	7,659	10.07		July 2010
Construction, Acquisition and other obligations for various Crescent Resort Development, Inc. (“CRDI”) and Mira Vista projects	4,249	4,249	2.90 to 9.27		May 05 to Feb 09

Subtotal/Weighted Average	$927,514	$927,514	6.96%

Unsecured Fixed Rate Debt:
The 2009 Notes	$375,000	$375,000	9.25%		April 2009
The 2007 Notes	250,000	250,000	7.50		September 2007

Subtotal/Weighted Average	$625,000	$625,000	8.55%

Secured Variable Rate Debt:
Bank of America Fund XII Term Loan (Fund XII) (5)	$199,995	$199,995	4.53%		January 2006
Fleet Term Loan (Distributions from Fund III, IV and V)	75,000	75,000	6.81		February 2007
Morgan Stanley II (1301 McKinney) (6)	70,000	70,000	3.64		January 2008
National Bank of Arizona (Desert Mountain)	26,000	25,459	5.25 to 6.25		June 2006
Texas Capital Bank (Plaza Hotel Construction)	10,500	10,500	4.46		July 2006
FHI Finance Loan (Sonoma Mission Inn)	10,000	10,000	6.81		September 2009
The Rouse Company (Hughes Center undeveloped land)	7,500	7,500	6.25		December 2005
Wells Fargo Bank (3770 Hughes)(7)	4,774	4,774	4.00		January 2005
Fleet National Bank (JPI) (6)	41,009	4,300	4.35		November 2007
Construction, Acquisition and other obligations for various Crescent Resort Development Inc. (“CRDI”) and Mira Vista projects	147,262	49,713	4.66 to 6.25		July 05 to Sep 08

Subtotal/Weighted Average	$592,040	$457,241	4.96%

Unsecured Variable Rate Debt:
Credit Facility (8)	$300,473	$142,500	4.61%		May 2005

Subtotal/Weighted Average	$300,473	$142,500	4.61%

Total/Weighted Average	$2,445,027	$2,152,255	6.84	% (9)

Average remaining term					3.7 years

(1)	In December 2003 and January 2004, the Company purchased a total of $179,600 in U.S. Treasuries and government sponsored agency securities (“defeasance investments”) to substitute as collateral for this loan. The cash flow from the defeasance investments (principal and interest) match the total debt service payments of this loan. The earnings and principal maturity from these investments will pay the principal and interest associated with the LaSalle Note II.

(2)	In November 2004, the Company executed a legal defeasance, removing The Crescent from LaSalle Note I. This transaction reduced this Note by $128,687.

(3)	Includes a portion of total premiums of $6,452 reflecting market value of debt acquired with purchase of Hughes Center portfolio.

(4)	On December 20, 2004, this loan was defeased with the purchase of $10,080 in U.S. Treasuries to substitute as collateral for this loan. The cash flow from the (principal and interest) match the total debt service payments of the loan. The earnings and principal maturity from defeasance investments these investments will pay the principal and interest associated with the Nomura Funding VI Note.

(5)	This loan has one one-year extension option.

(6)	This loan has two one-year extension options.

(7)	In January 2005, the Company executed a new loan with Wells Fargo for $7,800, 3 years, interest only at LIBOR + 1.25%. Additionally, the Company purchased a $7,800 interest rate cap to protect the interest rate from going above 6.00%. This loan has two one-year extension options.

(8)	In February 2005, the Company completed a refinance of the credit facility with a $300,000, two-year credit facility priced at LIBOR + 2.00%.

(9)	The overall weighted average interest rate does not include the effect of the Company’s cash flow hedge agreements. Including the effect of these agreements, the overall weighted average interest rate would have been 7.06%.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Consolidated Debt Breakdown
As of December 31, 2004
(dollars in thousands)

					Weighted
			Weighted		Average
			Average		Maturity in
	Balance	% of Total	Interest Rate		Years (1)
Fixed Rate Debt	$1,552,514	72%	7.60%		5.2

Variable Rate Debt (2)	599,741	28%	4.64%		1.2

Total/Weighted Average	$2,152,255	100%	6.84	%(3)	3.7

(1)	Based on contractual maturity and does not include the refinance of the credit facility, extension options on Bank of America Fund XII Term Loan, Morgan Stanley Mortgage Capital Inc. Note II, Fleet National Bank Note or the expected early payment of LaSalle Note I.

(2)	Balance excludes hedges. The percentages for fixed and variable rate debt, including $411 million of hedged variable-rate debt, are 91% and 9%, respectively.

(3)	Including the effect of the Company’s cash flow hedge agreements, the overall weighted average interest rate would have been 7.06%.

Future Consolidated Debt Repayments (1)
As of December 31, 2004
(dollars in thousands)

	Secured	Unsecured		Total (2)
2005	86,670	142,500	(3)	229,170
2006	459,173	—		459,173
2007	104,252	250,000		354,252
2008	108,370	—		108,370
2009	274,230	375,000		649,230
Thereafter	352,060	—		352,060

	$1,384,755	$767,500		$2,152,255

(1)	Represents scheduled principal installments and amounts due at maturity.

(2)	Based on contractual maturity and does not take into account extension options on Bank of America Fund XII term loan, Morgan Stanley II loan and Fleet National Bank loan or defeased loans.

(3)	Borrowings under the Credit Facility.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Unconsolidated Debt Schedule
As of December 31, 2004
(dollars in thousands)

	Balance	Company’s Share
	Outstanding at	of Balance at	Interest Rate at	Maturity		Fixed/Variable
Description	December 31, 2004	December 31, 2004	December 31, 2004	Date		Secured/Unsecured
Temperature Controlled Logistics Segment:
AmeriCold Realty Trust - 31.7% Company
Goldman Sachs (1)	$483,483	$153,264	6.89%	5/11/2023		Fixed/Secured
Morgan Stanley (2)	250,207	79,316	5.35%	4/9/2009		Variable/Secured
Various Capital Leases	47,362	15,014	0.00 to 13.63%	6/1/2006 to 4/1/2017		Fixed/Secured
Vornado Crescent Portland Partnership (3)	19,940	6,321	2.42%	12/31/2010		Variable/Secured
Bank of New York	50	16	12.88%	5/1/2008		Fixed/Secured

	801,042	253,931

Office Segment:
Crescent HC Investors, L.P. - 23.85% Company	269,705	64,325	5.03%	11/7/2011		Fixed/Secured
Main Street Partners, L.P. - 50% Company (4)(5)(6)	108,991	54,495	5.23%	12/1/2005		Variable/Secured
Crescent TC Investors, L.P. - 23.85% Company	214,770	51,223	5.00%	11/1/2011		Fixed/Secured
Crescent Fountain Place, L.P. - 23.85% Company	105,932	25,265	4.95%	12/1/2011		Fixed/Secured
Crescent POC Investors, L.P. - 23.85% Company	97,504	23,255	4.98%	12/1/2011		Fixed/Secured
Crescent 5 Houston Center, L.P. - 25% Company	90,000	22,500	5.00%	10/1/2008		Fixed/Secured
Crescent Miami Center, LLC - 40% Company	81,000	32,400	5.04%	9/25/2007		Fixed/Secured
Crescent One BriarLake Plaza, L.P. - 30% Company	50,000	15,000	5.40%	11/1/2010		Fixed/Secured
Houston PT Four Westlake Park Office Limited Partnership - 20% Company	47,405	9,481	7.13%	8/1/2006		Fixed/Secured
Crescent Five Post Oak Park, L.P. - 30% Company	45,000	13,500	4.82%	1/1/2008		Fixed/Secured
Austin PT BK One Tower Office Limited Partnership - 20% Company	36,871	7,374	7.13%	8/1/2006		Fixed/Secured
Houston PT Three Westlake Park Office Limited Partnership - 20% Company	33,000	6,600	5.61%	9/1/2007		Fixed/Secured

	1,180,178	325,418

Total Unconsolidated Debt	$1,981,220	$579,349

Fixed Rate/Weighted Average			5.96%	10.2	years
Variable Rate/Weighted Average			5.17%	3.1	years

Total Weighted Average			5.77%	8.5	years

(1)	URS Real Estate, L.P. and Americold Real Estate, L.P. expect to repay the notes on the Optional Prepayment Date of April 11, 2008.

(2)	The loan bears interest at LIBOR + 295 basis points (with a LIBOR floor of 1.5% with respect to $54.4 million of the loan) and requires principal payments of $5,000 annually. In connection with this loan, a subsidiary of AmeriCold Realty Trust entered into an interest-rate cap agreement with a maximum LIBOR of 6.50% on entire amount of loan.

(3)	On November 18, 2004, this partnership dissolved and distributed the note to its partners, Vornado and Crescent. This note is secured by cash collateral.

(4)	Senior Note - Note A: $80,570 at variable interest rate, LIBOR + 189 basis points, $4,737 at variable interest rate, LIBOR + 250 basis points with a LIBOR floor of 2.50%. Note B: $23,684 at variable interest rate, LIBOR + 650 basis points with a LIBOR floor of 2.50%. In connection with this loan, the Company entered into an interest-rate cap agreement with a maximum LIBOR of 4.52% on all notes. All notes amortized based on a 25-year schedule.

(5)	The Company and its joint venture partner each obtained separate letters of credit to guarantee the repayment of up to $4,250 each of principal of the Main Street Partners, L.P. loan.

(6)	This Company exercised a one-year extension option, extending the maturity date to 12/1/05. There is one one-year extension option remaining.

Future Unconsolidated Debt Repayments
As of December 31, 2004
(dollars in thousands)

	Secured	Unsecured	Total (1)
2005	62,712	—	62,712
2006	24,805	—	24,805
2007	47,126	—	47,126
2008	43,280	—	43,280
2009	79,643	—	79,643
Thereafter	321,783	—	321,783

	$579,349	$—	$579,349

(1)	Based on contractual maturity and does not take into account the extension option on Bank of America Fund XII term loan, Morgan Stanley Mortgage Capital Inc. loan, Fleet National Bank Note, or the expected early payment of LaSalle Note I.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Investment in Unconsolidated Companies
As of December 31, 2004
(dollars in thousands)

Balance Sheets:

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Real estate, net	$1,861,989	$1,177,190
Cash	90,801	21,694
Other assets	108,698	233,153

Total assets	$2,061,488	$1,432,037

Notes payable	$1,180,177	$801,042
Other liabilities	76,542	100,555
Equity	804,769	530,440

Total liabilities and equity	$2,061,488	$1,432,037

Company’s share of unconsolidated debt	$325,418	$253,931	$—	$579,349

Company’s investments in unconsolidated companies	$146,065	$172,609	$43,969	$362,643

Balance Sheet as of December 31, 2004 includes the following:

•	Office (1) - Includes Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center, L.L.C., Crescent Five Post Oak Park, L. P., Crescent One Briarlake Plaza, L.P., Crescent Big Tex I, L.P., Crescent Big Tex II, L.P.;

•	Temperature-Controlled Logistics - Includes AmeriCold Realty Trust; and

•	Other - Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas, L.L.C., SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company , L.L.C., and EW Deer Valley, L.L.C.

			Square		Date of
(1)	Partner	Building	Footage	CEI ownership	Partnership
	JPMorgan/GE Pension Affiliates
		The Crescent	1,299,522	24%	11/10/2004
		Houston Center	2,955,146	24%	11/10/2004
		Post Oak Central	1,279,759	24%	11/10/2004

	JPMorgan Affiliate
		Five Houston Center	580,875	25%	6/4/2001
		Miami Center	782,211	40%	9/25/2002
		BriarLake Plaza	502,410	30%	10/8/2003
		Fountain Place	1,200,266	24%	11/23/2004
		Trammell Crow Center	1,128,331	24%	11/23/2004

	GE Pension Affiliate
		Bank One Tower	389,503	20%	7/30/2001
		Four Westlake Park	561,065	20%	7/30/2001
		Three Westlake Park	414,792	20%	8/21/2002
		Five Post Oak Park	567,396	30%	12/20/2002

	Trizec Properties, Inc.
		Bank One Center	1,530,957	50%	10/22/1997

	Total Square Footage in Unconsolidated Joint Ventures		13,192,233

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Investment in Unconsolidated Companies
As of December 31, 2004
(dollars in thousands)

Summary Statement of Operations:

	For the three months ended December 31, 2004

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Total Revenues	$57,228	$135,714

Expenses:
Operating Expense	26,413	103,274
Interest Expense	11,776	13,718
Depreciation and amortization	13,139	16,147
Taxes and Other (income) expense	—	4,902

Total Expenses	51,328	138,041

Gain (loss) on sale of assets	—	32,991

Net income	5,900	30,664
Items to reconcile to FFO	12,753	19,433

Funds From Operations	$18,653	$50,097

Company’s equity in net income (loss) of unconsolidated companies	$2,651	$10,667	$(1,064)	$12,254

Company’s share of FFO	$7,063	$18,192

	For the twelve months ended December 31, 2004

		Temperature-
		Controlled
	Office	Logistics	Other	Total
Total Revenues	$154,406	$223,990

Expenses:
Operating Expense	76,022	121,935
Interest Expense	34,368	52,069
Depreciation and amortization	35,314	59,813
Taxes and Other (income) expense	113	1,509

Total Expenses	145,817	235,326

Gain (loss) on assets	—	32,975

Net income	8,589	21,639
Items to reconcile to FFO	33,681	60,757

Funds From Operations	$42,270	$82,396

Company’s equity in net income (loss) of unconsolidated companies	$6,262	$6,153	$(2,791)	$9,624

Company’s share of FFO	$17,863	$31,026

Summary Statement of Operations for the three and twelve months ended December 31, 2004, includes the following:

•	Office – Includes the operating results for Main Street Partners, L.P., Houston PT Three Westlake Office Limited Partnership, Houston PT Four Westlake Office Limited Partnership, Austin PT BK One Tower Office Limited Partnership, Crescent 5 Houston Center, L.P., Crescent Miami Center L.L.C., Crescent Five Post Oak Park, L.P., Crescent One BriarLake Plaza, Crescent Big Tex I L.P., Crescent Big Tex II, L.P.;

•	Temperature-Controlled Logistics - Includes AmeriCold Realty Trust, Vornado Crescent Portland Partnership, Vornado Crescent Carthage and KC Quarry, L.L.C.; and

•	Other – Includes CR License, L.L.C., CR License II, L.L.C., Canyon Ranch Las Vegas L.L.C., SunTx Fulcrum Fund, L.P., SunTx Capital Partners, L.P., G2 Opportunity Fund, L.P., Blue River Land Company and EW Deer Valley L.L.C.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

PORTFOLIO DATA
Office

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Portfolio Breakdown
As of December 31, 2004

(1) Includes Ft. Worth, Colorado Springs, Phoenix, Albuquerque, San Diego, Irvine and Atlanta.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Property Table (1)
As of December 31, 2004

							Weighted Average
							Full-Service Rental
					Economic		Rate Per Occupied	Crescent
	No. of		Year	Net Rentable Area	Occupancy		Sq.	Ownership
State, City, Property	Properties	Submarket	Completed	(Sq. Ft.)	Percentage		Ft. (2)	Percentage
Texas
Dallas
Bank One Center	1	CBD	1987	1,530,957	79.5%		$22.07	50%
The Crescent	2	Uptown/Turtle Creek	1985	1,299,522	91.2		32.95	24%
Fountain Place	1	CBD	1986	1,200,266	94.1		21.04	24%
Trammell Crow Center	1	CBD	1984	1,128,331	93.6		24.92	24%
Stemmons Place	1	Stemmons Freeway	1983	634,381	82.8		17.64	100%
Spectrum Center	1	Quorum/Bent Tree	1983	598,250	73.8		20.38	100%
Waterside Commons	1	Las Colinas	1986	458,906	71.0		17.80	100%
125 E. John Carpenter Freeway	1	Las Colinas	1982	446,031	82.6		21.04	100%
The Aberdeen	1	Quorum/Bent Tree	1986	320,629	100.0		15.89	100%
MacArthur Center I & II	1	Las Colinas	1982/1986	298,161	89.0		19.91	100%
Stanford Corporate Centre	1	Quorum/Bent Tree	1985	274,684	95.5		21.14	100%
Palisades Central II	1	Richardson	1985	237,731	95.2		20.29	100%
3333 Lee Parkway	1	Uptown/Turtle Creek	1983	233,543	75.4		18.04	100%
The Addison	1	Quorum/Bent Tree	1981	215,016	98.7		23.67	100%
Palisades Central I	1	Richardson	1980	180,503	70.5		18.54	100%
Greenway II	1	Richardson	1985	154,329	100.0		16.81	100%
Greenway I & IA	2	Richardson	1983	146,704	49.4	(3)	14.76	100%

Subtotal/Weighted Average	19			9,357,944	86.2%		$22.62	62%

Fort Worth
Carter Burgess Plaza	1	CBD	1982	954,895	96.4%		$18.39	100%

Houston
Greenway Plaza	10	Greenway Plaza	1969-1982	4,348,052	88.0%		$20.69	100%
Houston Center	4	CBD	1974-1983	2,955,146	90.9		20.59	24%
Post Oak Central	3	West Loop/Galleria	1974-1981	1,279,759	92.0		20.57	24%
Five Houston Center	1	CBD	2002	580,875	94.9		30.45	25%
Five Post Oak Park	1	West Loop/Galleria	1986	567,396	85.0		18.22	30%
Four Westlake Park	1	Katy Freeway West	1992	561,065	99.6		22.75	20%
BriarLake Plaza	1	Westchase	2000	502,410	96.3		24.18	30%
Three Westlake Park	1	Katy Freeway West	1983	414,792	94.7		22.09	20%

Subtotal/Weighted Average	22			11,209,495	90.6%		$21.40	54%

Austin
816 Congress (4)	1	CBD	1984	433,024	73.0	% (3)	$21.04	100%
301 Congress Avenue	1	CBD	1986	418,338	73.3		22.52	50%
Bank One Tower	1	CBD	1974	389,503	95.9		23.56	20%
Austin Centre	1	CBD	1986	343,664	75.4		20.28	100%
The Avallon	3	Northwest	1993/1997	318,217	78.8		18.22	100%
Barton Oaks Plaza One	1	Southwest	1986	98,955	59.8		24.04	100%

Subtotal/Weighted Average	8			2,001,701	78.2%		$21.49	74%

Colorado
Denver
Johns Manville Plaza	1	CBD	1978	675,400	93.6%		$19.78	100%
707 17th Street	1	CBD	1982	550,805	87.4		21.03	100%
Regency Plaza	1	Denver Technology Center	1985	309,862	82.9		20.18	100%
55 Madison	1	Cherry Creek	1982	137,176	86.6		19.27	100%
The Citadel	1	Cherry Creek	1987	130,652	95.7		25.24	100%
44 Cook	1	Cherry Creek	1984	124,174	90.4		19.81	100%

Subtotal/Weighted Average	6			1,928,069	89.6%		$20.54	100%

Colorado Springs
Briargate Office and Research Center	1	Colorado Springs	1988	260,046	68.2%		$16.60	100%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Property Table  (1)
As of December 31, 2004
(continued)

							Weighted
							Average Full-
							Service Rental
					Economic		Rate Per		Crescent
	No. of		Year	Net Rentable	Occupancy		Occupied Sq.		Ownership
State, City, Property	Properties	Submarket	Completed	Area (Sq. Ft.)	Percentage		Ft. (2)		Percentage
Florida
Miami
Miami Center	1	CBD	1983	782,211	93.9%		$30.34		40%
Datran Center	2	South Dade/Kendall	1986/1988	476,412	93.6		27.07		100%
The BAC — Colonnade Building	1	Coral Gables	1989	216,115	92.9		30.37		100%
The Alhambra	2	Coral Gables	1961/1987	317,566	86.5		29.39		100%

Subtotal/Weighted Average	6			1,792,304	92.4%		$29.31		74%

Arizona
Phoenix
Two Renaissance Square	1	Downtown/CBD	1990	476,373	84.9%		$23.94		100%

California
San Diego
Chancellor Park	1	University Town Centre	1988	195,733	82.4%		$28.55		100%

Irvine
Dupont Centre	1	John Wayne Airport	1986	250,782	89.6%		$27.52		100%

Nevada
Las Vegas
Hughes Center (5)	8	Central East	1986 - 1999	1,110,890	97.7%		$30.89		98%

Portfolio Excluding Properties Held for Sale and Properties Not Stabilized	74			29,538,232	88.5	% (3)	$22.63	(6)	67%

PROPERTIES HELD FOR SALE
New Mexico
Albuquerque
Albuquerque Plaza (7)	1	CBD	1990	366,236	84.5%		$18.96		100%

PROPERTIES NOT STABILIZED
Texas
Houston
1301 McKinney St. (8)	1	CBD	1982	1,247,061	48.1%		$21.21		100%

Colorado
Denver
Peakview Tower (8)	1	Greenwood Village	2001	264,149	75.0%		$23.22		100%

Georgia
Atlanta
One Live Oak (8)	1	Buckhead	1981	201,488	68.1%		$23.13		100%

Total Portfolio	78			31,617,166					69%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Property Table (1)
As of December 31, 2004
(continued)

(1)	Office Property Table data is presented without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.
(2)	Calculated in accordance with GAAP based on base rent payable as of December 31, 2004, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers.

(3)	Leases have been executed at certain Office Properties but had not commenced as of December 31, 2004. If such leases had commenced as of December 31, 2004, the percent leased for Office Properties excluding held for sale properties would have been 89.8%. Properties whose percent leased exceeds economic occupancy by 5 percentage points or more are as follows: Greenway I & IA — 58.4% and 816 Congress — 78.6%.

(4)	816 Congress was formerly known as Frost Bank Plaza.
(5)	Hughes Center consists of seven wholly-owned office properties and one joint ventured office property in which the Company owns a 67% general partner interest.
(6)	The weighted average full-service cash rental rate per square foot calculated based on base rent payable for Office Properties excluding held for sale properties as of December 31, 2004, without giving effect to free rent and scheduled rent increases that are taken into consideration under GAAP but including adjustments for expenses paid by or reimbursed from customers is $21.89.

(7)	The Company completed the disposition of Albuquerque Plaza in February 2005.
(8)	Property statistics exclude 1301 McKinney Street (acquired in December 21, 2004), Peakview Tower (acquired December 29, 2004) and One Live Oak (acquired December 15, 2004). These office properties will be included in portfolio statistics once stabilized. Stabilization is deemed to occur upon the earlier of (a) achieving 90% occupancy or (b) one year following the acquisition date.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Leasing Statistics

As of December 31, 2004

Signed Renewal/Released Activity (1)

	For the three months ended December 31, 2004
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	978,817	978,817	N/A
Weighted Average Full Service Rental Rate PSF (3)	$19.80	$20.88	(5%)
NOI Net Effective Rental Rate PSF (4)	$10.11	$11.12	(9%)

	For the twelve months ended December 31, 2004
			Percentage
		Expiring	Increase/(Decrease)
	Signed Leases (2)	Leases	over Expiring Rate
Square Footage	3,203,844	3,203,844	N/A
Weighted Average Full Service Rental Rate PSF (3)	$20.72	$22.49	(8%)
NOI Net Effective Rental Rate PSF (4)	$10.89	$12.62	(14%)

(1)	This table represents leasing statistics (both square footage and rental rates) for Crescent’s entire portfolio without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	All of which have commenced or will commence during the next twelve months.

(3)	Calculated in accordance with GAAP, including free rent, scheduled rent increases and adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	Calculated as weighted average full-service rental rate minus operating expenses.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Same Store Analysis (1)

As of December 31, 2004
(dollars in millions)

	For the three months ended December 31,
	2004		2003	% Change
Same-Store Revenues (2)	$128.6		$131.8	(2.4%)
Same-Store Expenses	$65.1		$61.1	(6.5%)

Total Operating Income	$63.5		$70.7	(10.3%)

GAAP Rent Adjustments	($2.5)		($1.0)	(150.0%)

Total Operating Income – Cash Basis	$61.0		$69.7	(12.5%)

QTD Average Occupancy	86.6%		85.5%	1.1	pts
Same-Store Square Footage	26.0	M
Number of Properties	59

	For the twelve months ended December 31,
	2004		2003	% Change
Same-Store Revenues (2)	$522.6		$543.7	(3.9%)
Same-Store Expenses	$256.5		$262.6	2.3%

Total Operating Income	$266.1		$281.1	(5.3%)

GAAP Rent Adjustments	($13.0)		($3.7)	(251.4%)

Total Operating Income – Cash Basis	$253.1		$277.4	(8.8%)

YTD Average Occupancy	86.0%		85.7%	0.3	pts
Same-Store Square Footage	26.0	M
Number of Properties	59

(1)	Includes consolidated and unconsolidated office joint venture properties without giving effect to Crescent’s ownership percentage and excludes held for sale properties.

(2)	Includes impact of GAAP rent adjustments (primarily straight-line rent) and excludes lease termination fees.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Capital Expenditures

As of December 31, 2004

Capitalized Property Improvements (1)

	YTD	Q4	Q3	Q2	Q1
	2004	2004	2004	2004	2004
Recurring Property Improvements

$ (in thousands)	$7,887	$2,884	$2,438	$1,841	$724
$ Per Square Foot	$0.33	$0.12	$0.10	$0.07	$0.03

Non-Recurring Property Improvements (2)

$ (in thousands)	$6,862	$2,861	$1,289	$709	$2,003
$ Per Square Foot	$0.29	$0.12	$0.05	$0.03	$0.08

Total Property Improvements

$ (in thousands)	$14,749	$5,745	$3,727	$2,550	$2,727
$ Per Square Foot	$0.62	$0.24	$0.15	$0.10	$0.11

Tenant Improvements and Leasing Costs (3)

	YTD	Q4	Q3	Q2	Q1
	2004	2004	2004	2004	2004
Non-Revenue Enhancing Tenant Improvements and Leasing Costs: (4)
Total Re-leased/Renewal Tenant Square Footage	3,203,844	978,817	1,059,631	508,727	656,669

Tenant Improvement Costs Per Square Foot Leased	$13.10	$14.17	$13.47	$11.21	$12.37
Leasing Costs Per Square Foot Leased	$8.06	$7.34	$10.25	$7.02	$6.40

Total Per Square Foot	$21.16	$21.51	$23.72	$18.23	$18.77

Average Lease Term (in years)	7.8	7.2	9.3	6.0	7.3

Tenant Improvement Costs Per Square Foot Leased Per Year	$1.68	$1.97	$1.45	$1.87	$1.69
Leasing Costs Per Square Foot Leased Per Year	$1.03	$1.02	$1.10	$1.17	$0.88

Total Per Square Foot Per Year	$2.71	$2.99	$2.55	$3.04	$2.57

Revenue Enhancing Tenant Improvements and Leasing Costs: (5)
Total New/Expansion Tenant Square Footage	1,659,718	478,724	582,254	296,509	302,231

Tenant Improvement Costs Per Square Foot Leased	$18.74	$20.49	$19.90	$16.87	$15.55
Leasing Costs Per Square Foot Leased	$8.21	$8.72	$9.02	$7.24	$6.79

Total Per Square Foot	$26.95	$29.21	$28.92	$24.11	$22.34

Average Lease Term (in years)	6.7	7.3	7.2	5.8	5.6

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.80	$2.81	$2.76	$2.91	$2.78
Leasing Costs Per Square Foot Leased Per Year	$1.22	$1.19	$1.26	$1.25	$1.21

Total Per Square Foot Per Year	$4.02	$4.00	$4.02	$4.16	$3.99

Total Tenant Improvements and Leasing Costs:
Total Leased Square Footage	4,863,562	1,457,541	1,641,885	805,236	958,900

Tenant Improvements Cost Per Square Foot Leased	$15.02	$16.25	$15.75	$13.29	$13.37
Leasing Costs Per Square Foot Leased	$8.11	$7.79	$9.81	$7.10	$6.52

Total Per Square Foot	$23.13	$24.04	$25.56	$20.39	$19.89

Average Lease Term (in years)	7.4	7.2	8.6	5.9	6.8

Tenant Improvement Costs Per Square Foot Leased Per Year	$2.03	$2.26	$1.83	$2.25	$1.97
Leasing Costs Per Square Foot Leased Per Year	$1.10	$1.08	$1.14	$1.21	$0.96

Total Per Square Foot Per Year	$3.13	$3.34	$2.97	$3.46	$2.93

(1)	Reflects capitalized property improvements for consolidated office properties.

(2)	Enhancements/Additions to building infrastructure.

(3)	Office Segment Tenant Improvements and Leasing Costs reflect costs committed (but not necessarily expended) for leases executed during the reporting period. In addition, this schedule discloses Tenant Improvements and Leasing Costs committed without adjustments to give effect to Crescent’s ownership percentage in joint ventured properties.

(4)	Non-Revenue Enhancing Tenant Improvements and Leasing Costs exclude temporary leases and leases whose commencement dates are more than twelve months from the end of the current reporting period.

(5)	Revenue Enhancing Tenant Improvements and Leasing Costs result from leases signed on office square footage that has not contributed to office earnings in the preceding two quarters.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Top 25 Office Customers (1)

As of December 31, 2004

						Crescent Share of
				Annualized	Crescent Share of	Annualized Revenue
			% Of Total	Revenue	Annualized Revenue	as % Of Total
Customer Name	Industry	SF	Occupied SF	(in millions) (2)	(in millions) (3)	Office Revenue
El Paso Energy	Energy	912,000	3.4%	$23.3	$23.3	5.8%
GSA	Government	740,000	2.8%	$14.5	$11.3	2.8%
BP Amoco Corporation	Energy	570,000	2.2%	$13.3	$2.7	0.7%
AIM Management Group, Inc.	Financial Services	554,000	2.1%	$10.9	$9.7	2.4%
Bank One, NA	Financial Services	499,000	1.9%	$13.3	$5.5	1.4%
Carter & Burgess, Inc.	Professional Services	429,000	1.6%	$8.0	$8.0	2.0%
Lyondell Chemical Company	Manufacturing	367,000	1.4%	$7.5	$1.8	0.5%
Hunt Consolidated, Inc.	Energy	328,000	1.2%	$7.9	$1.9	0.5%
Sprint Communications Company	Telecommunications	326,000	1.2%	$5.8	$5.8	1.5%
Exxon Mobil Corporation	Energy	325,000	1.2%	$6.3	$4.6	1.2%
Yum! Restaurant Services Group, Inc.	Food Service	321,000	1.2%	$5.1	$5.1	1.3%
Occidental Oil and Gas Corporation	Energy	318,000	1.2%	$6.6	$6.6	1.7%
Apache Corporation	Energy	308,000	1.2%	$5.9	$1.4	0.4%
Jenkens and Gilchrist, P.C.	Professional Services	260,000	1.0%	$6.8	$1.7	0.4%
Stewart Information Services	Financial Services	243,000	0.9%	$5.8	$1.4	0.4%
Enron Corporation	Energy	241,000	0.9%	$3.8	$0.9	0.2%
Shell Oil Company	Energy	230,000	0.8%	$4.6	$1.1	0.3%
PricewaterhouseCoopers	Professional Services	209,000	0.8%	$5.0	$1.3	0.3%
CompUSA	Retail	205,000	0.8%	$4.9	$4.9	1.2%
BMC Software, Inc.	Technology	203,000	0.8%	$3.9	$3.9	1.0%
Southwest Bank of Texas, N.A.	Financial Services	188,000	0.7%	$3.1	$1.0	0.3%
TXU Energy Trading Company	Energy	179,000	0.7%	$3.4	$1.7	0.4%
Conoco Phillips Company	Energy	178,000	0.7%	$4.0	$0.8	0.2%
Parsons Energy & Chemicals Group Inc.	Energy	176,000	0.7%	$2.9	$2.9	0.7%
First Trust Corporation	Professional Services	167,000	0.6%	$2.7	$2.7	0.7%

		8,476,000	32.0%	$179.3	$112.0	28.1%

(1)	This schedule discloses square footage related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Annualized revenue reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer without adjustments to give effect to Crescent’s actual ownership percentage in joint ventured properties.

(3)	Reflects weighted average full service rental revenue, calculated based on base rent payable, giving effect to free rent and scheduled rent increases and including adjustments for expenses payable by or reimbursable from customers, which is in accordance with GAAP. Reflects revenue related to each customer adjusted to give effect to Crescent’s actual ownership percentage in joint ventured properties.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Customer Industry Diversification

As of December 31, 2004

Note: Based on square footage; information supplied to Crescent from its customers.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations

As of December 31, 2004

Total Office Properties (1)

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)		Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	4,018,746	(4)	(1,259,578)	2,759,168	(4)(5)	10.7%	$60,347,813	10.3%	$21.87	461
2006	2,539,559		(301,283)	2,238,276	(6)	8.7	55,145,138	9.4	24.64	296
2007	2,739,463		76,435	2,815,898		10.9	63,713,617	10.9	22.63	281
2008	1,934,875		33,603	1,968,478		7.6	44,547,182	7.6	22.63	226
2009	2,487,870		48,117	2,535,987		9.8	57,735,181	9.9	22.77	226
2010	2,095,934		420,497	2,516,431		9.7	58,775,551	10.1	23.36	134
2011	1,438,847		14,789	1,453,636		5.6	34,718,839	5.9	23.88	63
2012	1,165,786		66,788	1,232,574		4.8	30,668,203	5.3	24.88	48
2013	1,446,151		93,344	1,539,495		6.0	33,852,852	5.8	21.99	43
2014	2,858,279		137,013	2,995,292		11.6	60,795,889	10.4	20.30	47
2015 and thereafter	3,147,209		670,275	3,817,484		14.6	83,670,579	14.4	21.92	65

Total	25,872,719		—	25,872,719	(7)	100.0%	$583,970,844	100.0%	$22.57	1,890

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties. Excludes held for sale properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 1,497,682 square feet (including renewals of 1,259,578 square feet and new leases of 238,104 square feet) have been signed and will commence during 2005. These signed leases represent approximately 37% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 859,269 Q2: 853,232 Q3: 568,988 Q4: 477,679.

(6)	Expirations by quarter are as follows: Q1: 540,479 Q2: 488,865 Q3: 505,485 Q4: 703,447.

(7)	Reconciliation of Occupied SF to Net Rentable Area:

Occupied SF Per 10 Year Expiration Report:	25,872,719
Non-revenue Generating Space:	275,504

Total Occupied Office SF:	26,148,223
Total Vacant SF:	3,390,009

Total Office NRA:	29,538,232

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations

As of December 31, 2004

Dallas Office Properties (1)

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)		Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	1,607,787	(4)	(736,163)	871,624	(4)(5)	10.9%	$18,509,275	10.4%	$21.24	121
2006	563,269		(8,963)	554,306	(6)	6.9	13,839,468	7.7	24.97	54
2007	822,112		112,771	934,883		11.7	21,449,731	12.0	22.94	57
2008	493,335		16,140	509,475		6.4	11,448,312	6.4	22.47	58
2009	432,917		3,797	436,714		5.5	11,485,245	6.4	26.30	40
2010	716,402		231,985	948,387		11.9	23,360,283	13.1	24.63	34
2011	431,838		11,664	443,502		5.5	10,431,664	5.8	23.52	17
2012	288,698		4,485	293,183		3.7	5,942,177	3.3	20.27	18
2013	252,305		130,066	382,371		4.8	8,513,851	4.8	22.27	12
2014	743,673		—	743,673		9.3	16,069,375	9.0	21.61	14
2015 and thereafter	1,640,574		234,218	1,874,792		23.4	37,738,399	21.1	20.13	23

Total	7,992,910		—	7,992,910		100.0%	$178,787,780	100.0%	$22.37	448

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 854,034 square feet (including renewals of 736,163 square feet and new leases of 117,871 square feet) have been signed and will commence during 2005. These signed leases represent approximately 53% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 242,092 Q2: 185,443 Q3: 287,116 Q4: 156,973.

(6)	Expirations by quarter are as follows: Q1: 178,876 Q2: 169,727 Q3: 165,230 Q4: 40,473.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations

As of December 31, 2004

Houston Office Properties (1)

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)		Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	946,093	(4)	(273,066)	673,027	(4)(5)	6.7%	$12,499,178	5.8%	$18.63	161
2006	1,069,805		(228,259)	841,546	(6)	8.4	18,095,454	8.4	21.50	95
2007	1,167,054		(26,188)	1,140,866		11.3	23,637,226	11.0	20.72	87
2008	920,793		(10,177)	910,616		9.0	18,323,643	8.5	20.12	78
2009	1,005,511		4,836	1,010,347		10.0	19,471,578	9.1	19.27	71
2010	856,119		171,959	1,028,078		10.2	21,960,170	10.2	21.36	53
2011	692,079		300	692,379		6.9	15,242,281	7.1	22.01	23
2012	546,773		43,898	590,671		5.9	15,079,960	7.0	25.53	17
2013	477,800		(960)	476,840		4.7	11,640,875	5.4	24.41	12
2014	1,317,353		51,264	1,368,617		13.6	26,724,035	12.5	19.53	14
2015 and thereafter	1,064,938		266,393	1,331,331		13.3	31,927,702	15.0	23.98	16

Total	10,064,318		—	10,064,318		100.0%	$214,602,102	100.0%	$21.33	627

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 313,700 square feet (including renewals of 273,066 square feet and new leases of 40,634 square feet) have been signed and will commence during 2005. These signed leases represent approximately 33% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 307,477 Q2: 159,088 Q3: 62,527 Q4: 143,935.

(6)	Expirations by quarter are as follows: Q1: 89,986 Q2: 135,073 Q3: 135,965 Q4: 480,522.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations
As of December 31, 2004

Austin Office Properties (1)

	Square			Square				%of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)		Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	543,129	(4)	(46,104)	497,025	(4)(5)	32.9%	$11,074,450	33.9%	$22.28	39
2006	182,458		(20,004)	162,454	(6)	10.7	4,567,801	14.0	28.12	22
2007	87,781		—	87,781		5.8	2,124,806	6.5	24.21	19
2008	66,785		21,627	88,412		5.8	1,880,276	5.8	21.27	17
2009	141,810		—	141,810		9.4	2,960,701	9.1	20.88	17
2010	133,011		3,820	136,831		9.0	2,306,692	7.1	16.86	17
2011	19,302		—	19,302		1.3	325,185	1.0	16.85	4
2012	7,278		—	7,278		0.5	123,055	0.4	16.91	1
2013	11,604		—	11,604		0.8	259,977	0.8	22.40	1
2014	241,570		—	241,570		16.0	4,753,138	14.6	19.68	4
2015 and thereafter	78,069		40,661	118,730		7.8	2,267,539	6.8	19.10	9

Total	1,512,797		—	1,512,797		100.0%	$32,643,620	100.0%	$21.58	150

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 68,541 square feet (including renewals of 46,104 square feet and new leases of 22,437 square feet) have been signed and will commence during 2005. These signed leases represent approximately 13% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 89,222 Q2: 358,196 Q3: 17,033 Q4: 32,574.

(6)	Expirations by quarter are as follows: Q1: 92,831 Q2: 36,126 Q3: 14,368 Q4: 19,129.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations
As of December 31, 2004

Denver Office Properties (1)

	Square			Square				%of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)		Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	111,378	(4)	(3,147)	108,231	(4)(5)	6.3%	$2,429,559	6.9%	$22.45	22
2006	101,052		(2,036)	99,016	(6)	5.8	2,491,238	7.1	25.16	19
2007	137,380		—	137,380		8.0	2,964,855	8.4	21.58	24
2008	101,899		(495)	101,404		5.9	2,058,116	5.8	20.30	15
2009	314,655		(12,208)	302,447		17.6	6,432,115	18.2	21.27	23
2010	129,283		—	129,283		7.5	2,881,425	8.2	22.29	7
2011	48,310		—	48,310		2.8	910,457	2.6	18.85	5
2012	89,005		17,886	106,891		6.2	2,432,213	6.9	22.75	3
2013	160,009		(86,709)	73,300		4.3	1,427,502	4.0	19.47	5
2014	344,885		86,709	431,594		25.2	8,253,439	23.4	19.12	4
2015 and thereafter	176,578		—	176,578		10.4	3,024,976	8.5	17.13	6

Total	1,714,434		—	1,714,434		100.0%	$35,305,895	100.0%	$20.59	133

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 29,051 square feet (including renewals of 3,147 square feet and new leases of 25,904 square feet) have been signed and will commence during 2005. These signed leases represent approximately 26% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 84,072 Q2: 5,911 Q3: 13,956 Q4: 4,292.

(6)	Expirations by quarter are as follows: Q1: 30,371 Q2: 22,869 Q3: 45,776 Q4: None.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations
As of December 31, 2004

Miami Office Properties (1)

	Square		Square				%of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	298,831 (4)	(87,397)	211,434	(4)(5)	12.8%	$5,999,117	12.2%	$28.37	56
2006	173,875	10,037	183,912	(6)	11.1	5,366,608	10.9	29.18	41
2007	185,374	(20,079)	165,295		10.0	4,551,250	9.3	27.53	38
2008	122,471	13,659	136,130		8.3	4,188,186	8.5	30.77	27
2009	309,264	12,391	321,655		19.5	9,073,007	18.5	28.21	37
2010	197,177	11,433	208,610		12.6	6,305,265	12.8	30.23	14
2011	82,608	—	82,608		5.0	2,900,993	5.9	35.12	4
2012	142,887	—	142,887		8.7	4,822,107	9.8	33.75	5
2013	47,684	—	47,684		2.9	1,500,314	3.1	31.46	4
2014	36,952	—	36,952		2.2	1,039,717	2.1	28.14	2
2015 and thereafter	52,402	59,956	112,358		6.9	3,420,368	6.9	30.44	6

Total	1,649,525	—	1,649,525		100.0%	$49,166,932	100.0%	$29.81	234

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 106,560 square feet (including renewals of 87,397 square feet and new leases of 19,163 square feet) have been signed and will commence during 2005. These signed leases represent approximately 36% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 56,415 Q2: 44,147 Q3: 70,616 Q4: 40,256.

(6)	Expirations by quarter are as follows: Q1: 35,503 Q2: 25,099 Q3: 28,701 Q4: 94,609.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expriations
As of December 31, 2004

Las Vegas Office Properties (1)

	Square			Square				% of	Annual
	Footage of			Footage of			Annual	Annual	Expiring	Number of
	Expiring		Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases		Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before		of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)		Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	263,527	(4)	(61,460)	202,067	(4)(5)	18.7%	$5,962,078	17.8%	$29.51	25
2006	203,609		—	203,609	(6)	18.8	6,134,333	18.3	30.13	35
2007	110,598		9,931	120,529		11.2	3,566,248	10.6	29.59	25
2008	160,703		8,473	169,176		15.7	5,255,285	15.7	31.06	20
2009	127,085		—	127,085		11.8	4,069,287	12.1	32.02	16
2010	52,101		—	52,101		4.8	1,658,818	4.9	31.84	5
2011	98,108		2,825	100,933		9.3	3,541,153	10.6	35.08	4
2012	26,134		—	26,134		2.4	848,665	2.5	32.47	2
2013	19,580		—	19,580		1.8	649,533	1.9	33.17	2
2014	19,295		—	19,295		1.8	592,589	1.8	30.71	2
2015 and thereafter	—		40,231	40,231		3.7	1,270,541	3.8	31.58	1

Total	1,080,740		—	1,080,740		100.0%	$33,548,530	100.0%	$31.04	137

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 64,389 square feet (including renewals of 61,460 square feet and new leases of 2,929 square feet) have been signed and will commence during 2005. These signed leases represent approximately 24% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 22,478 Q2: 12,948 Q3: 103,265 Q4: 63,376.

(6)	Expirations by quarter are as follows: Q1: 40,699 Q2: 47,134 Q3: 47,062 Q4: 68,714.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Office Lease Expirations
As of December 31, 2004

Other Office Properties (1)

	Square		Square				% of	Annual
	Footage of		Footage of			Annual	Annual	Expiring	Number of
	Expiring	Signed	Expiring		% of	Full-Service	Full-	PSF	Customers
	Leases	Renewals	Leases		Square	Rent Under	Service	Full-	With
Year of Lease	(Before	of Expiring	(After		Footage	Expiring	Rent	Service	Expiring
Expiration	Renewals)	Leases (2)	Renewals)		Expiring	Leases (3)	Expiring	Rent (3)	Leases
2005	248,001 (4)	(52,241)	195,760	(4)(5)	10.5%	$3,874,156	9.7%	$19.79	37
2006	245,491	(52,058)	193,433	(6)	10.4	4,650,236	11.7	24.04	30
2007	229,164	—	229,164		12.3	5,419,501	13.6	23.65	31
2008	68,889	(15,624)	53,265		2.9	1,393,364	3.5	26.16	11
2009	156,628	39,301	195,929		10.6	4,243,248	10.6	21.66	22
2010	11,841	1,300	13,141		0.7	302,898	0.8	23.05	4
2011	66,602	—	66,602		3.6	1,367,106	3.4	20.53	6
2012	65,011	519	65,530		3.5	1,420,026	3.6	21.67	2
2013	477,169	50,947	528,116		28.4	9,860,800	24.7	18.67	7
2014	154,551	(960)	153,591		8.3	3,363,596	8.4	21.90	7
2015 and thereafter	134,648	28,816	163,464		8.8	4,021,054	10.0	24.60	4

Total	1,857,995	—	1,857,995		100.0%	$39,915,985	100.0%	$21.48	161

(1)	Lease expiration data is presented without giving effect to Crescent’s actual ownership percentage in joint ventured properties. Includes Ft. Worth, Colorado Springs, Phoenix, San Diego and Irvine. Excludes held for sale properties.

(2)	Signed renewals extend the expiration dates of in-place leases to the end of the renewed term.

(3)	Calculated based on base rent payable under the lease for net rentable square feet expiring (after renewals), giving effect to free rent and scheduled rent increases taken into account under GAAP and including adjustments for expenses payable by or reimbursable from customers based on current expense levels.

(4)	As of December 31, 2004, leases totaling 61,407 square feet (including renewals of 52,241 square feet and new leases of 9,166 square feet) have been signed and will commence during 2005. These signed leases represent approximately 24% of gross square footage expiring during 2005.

(5)	Expirations by quarter are as follows: Q1: 57,513 Q2: 87,499 Q3: 14,475 Q4: 36,273.

(6)	Expirations by quarter are as follows: Q1: 72,213 Q2: 52,837 Q3: 68,383 Q4: None.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

PORTFOLIO DATA
Resort/Hotel

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Resort/Hotel Property Table (1)

As of December 31, 2004

					For the three months ended December 31,
									Revenue
					Average		Average		Per
		Year			Occupancy		Daily		Available
		Completed/			Rate		Rate		Room/Guest Night
RESORT/HOTEL PROPERTY (2)	Location	Renovated	Rooms		2004	2003	2004	2003	2004	2003
Operating Properties

Upscale Business Class Hotels:
Omni Austin Hotel (3)	Austin, TX	1986	375		75%	72%	$116	$110	$88	$80
Renaissance Houston Hotel	Houston, TX	1975/2000	388		65	61	100	106	65	65

Total/Weighted Average			763		70%	66%	$108	$108	$75	$71

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		51%	52%	$275	$260	$141	$136
Fairmont Sonoma Mission Inn & Spa (4)	Sonoma, CA	1927/1987/1997/2004	228		60	48	269	243	162	116
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		64	68	424	413	273	280

Total/Weighted Average			565		56%	52%	$291	$275	$164	$143

Destination Fitness Resorts and Spas: (5)			Guest Nights
Canyon Ranch-Tucson	Tucson, AZ	1980	259	(6)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(6)

Total/Weighted Average			471		69%	68%	$800	$725	$509	$462

Luxury and Destination Fitness Resorts Combined					62%	59%	$540	$502	$322	$288

Total/Weighted Average for Resort/Hotel Properties
Excluding Held for Sale Properties			1,799		66%	63%	$328	$311	$210	$191

Held for Sale Properties

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		68%	68%	$127	$126	$87	$85

Total/Weighted Average for Held for Sale Resort/Hotel Properties			613		68%	68%	$127	$126	$87	$85

Grand Total/Weighted Average for Resort/Hotel Properties			2,412		66%	64%	$268	$255	$175	$161

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Company, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the second quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million and was completed in July 2004.

(5)	On January 18, 2005, Crescent contributed the Canyon Ranch-Tucson and Canyon Ranch-Lenox properties to a newly formed entity, CR Operating L.L.C., for a 48% common member interest in that entity. The remaining 52% of CR Operating L.L.C. is owned by the founders of Canyon Ranch.

(6)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Resort/Hotel Property Table (1)

As of December 31, 2004

					For the twelve months ended December 31,
									Revenue
					Average		Average		Per
		Year			Occupancy		Daily		Available
		Completed/			Rate		Rate		Room/Guest Night
RESORT/HOTEL PROPERTY(2)	Location	Renovated	Rooms		2004	2003	2004	2003	2004	2003
Operating Properties

Upscale Business Class Hotels:
Omni Austin Hotel (3)	Austin, TX	1986	375		73%	75%	$114	$113	$83	$84
Renaissance Houston Hotel	Houston, TX	1975/2000	388		61	62	103	108	63	67

Total/Weighted Average			763		67%	68%	$109	$111	$73	$76

Luxury Resorts and Spas:
Park Hyatt Beaver Creek Resort and Spa	Avon, CO	1989/2001	275		60%	60%	$277	$278	$167	$166
Fairmont Sonoma Mission Inn & Spa (4)	Sonoma, CA	1927/1987/1997/2004	228		59	61	253	245	149	150
Ventana Inn & Spa	Big Sur, CA	1975/1982/1988	62		64	75	430	412	274	309

Total/Weighted Average			565		60%	62%	$285	$282	$171	$174

Destination Fitness Resorts and Spas: (5)			Guest Nights
Canyon Ranch-Tucson	Tucson, AZ	1980	259	(6)
Canyon Ranch-Lenox	Lenox, MA	1989	212	(6)

Total/Weighted Average			471		79%	76%	$713	$661	$521	$475

Luxury and Destination Fitness Resorts Combined					69%	68%	$501	$469	$331	$311

Total/Weighted Average for Resort/Hotel Properties
Excluding Held for Sale Properties			1,799		68%	68%	$333	$314	$221	$211

Held for Sale Properties

Upscale Business Class Hotels:
Denver Marriott City Center	Denver, CO	1982/1994	613		72%	73%	$124	$128	$90	$93

Total/Weighted Average for Held for Sale Resort/Hotel Properties			613		72%	73%	$124	$128	$90	$93

Grand Total/Weighted Average for Resort/Hotel Properties			2,412		69%	70%	$277	$264	$188	$181

(1)	Resort/Hotel Property Table is presented at 100% without any adjustment to give effect to Crescent’s actual ownership percentage in resort/hotel properties.

(2)	The Company has also entered into agreements with Ritz-Carlton Hotel Company, L.L.C. to develop the Ritz-Carlton hotel and residence project in Dallas, Texas upon reaching a specified level of pre-sales for the residences. The development plans include a Ritz-Carlton with approximately 216 hotel rooms and 70 residences. Construction on the development is anticipated to begin in the second quarter of 2005.

(3)	The Omni Austin Hotel is leased pursuant to a lease to HCD Austin Corporation.

(4)	The Company has an 80.1% member interest in the limited liability company that owns Fairmont Sonoma Mission Inn & Spa. Renovation of 97 historic inn rooms began in November 2003, at which time those rooms were removed from service. Total cost of the renovation was approximately $12.1 million, and was completed in July 2004.

(5)	On January 18, 2005, Crescent contributed the Canyon Ranch-Tucson and Canyon Ranch-Lenox properties to a newly formed entity, CR Operating L.L.C., for a 48% common member interest in that entity. The remaining 52% of CR Operating L.L.C. is owned by the founders of Canyon Ranch.

(6)	Represents available guest nights, which is the maximum number of guests the resort can accommodate per night.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Resort Same-Store Analysis (1)
As of December 31, 2004

Resorts

	For the three months ended December 31,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$4,418	$4,877	(9)%
Weighted Average Occupancy	62%	59%	3	pt
Average Daily Rate	$540	$502	8%
Revenue per Available Room/Guest Night	$322	$288	12%
Number of Properties	5	5

	For the twelve months ended December 31,
	2004	2003	Percentage/Point Change
Same-Store NOI (in thousands)	$23,336	$24,480	(5)%
Weighted Average Occupancy	69%	68%	1
Average Daily Rate	$501	$469	7%
Revenue per Available Room/Guest Night	$331	$311	6%
Number of Properties	5	5

(1)	The Company is no longer providing same-store statistics for its business-class hotel properties. One of the three hotels owned is now categorized as property held for sale, thus same-store statistics for continuing operations are no longer considered useful. Additionally, same-store statistics include all properties without giving effect to Crescent’s ownership percentage.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

PORTFOLIO DATA

Residential Development

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Statistics
As of December 31, 2004
(dollars in thousands)

Crescent Resort Development

	For the three months ended December 31,
	2004	2003
Residential Lot Sales	203	184
Residential Unit Sales:
Townhome Sales	5	2
Condominium Sales	28	34
Residential Equivalent Timeshare Unit Sales	7.25	0.45
Average Sales Price per Residential Lot	$163	$155
Average Sales Price per Residential Unit	$2,087	$603
Average Sales Price per Residential Equivalent Timeshare Unit	$1,495	$1,532

	For the twelve months ended December 31,
	2004	2003
Residential Lot Sales	353	246
Residential Unit Sales:
Townhome Sales	12	4
Condominium Sales	41	82
Residential Equivalent Timeshare Unit Sales	14.57	4.15
Average Sales Price per Residential Lot	$152	$129
Average Sales Price per Residential Unit	$1,833	$939
Average Sales Price per Residential Equivalent Timeshare Unit	$1,825	$1,443

Desert Mountain

	For the three months ended December 31,
	2004	2003
Residential Lot Sales	24	26
Average Sales Price per Lot (1)	$663	$708

	For the twelve months ended December 31,
	2004	2003
Residential Lot Sales	68	60
Average Sales Price per Lot(1)	$756	$653

(1)	Includes equity golf membership

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Residential Development Property Table
As of December 31, 2004
(dollars in thousands)

					Entire Project									2005 Guidance
													Proposed
												Average	Average
		Crescent’s			Number	Planned			Under	Under	Physical	Sales Price	Sales Price	Expected		Expected
		Preferred			of Years	Sales	Closed	Remaining	Development	Development	Inventory	on Closed	on Remaining	Sales	Pre-Sold	Average
		Return/		Product	Until	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Percent	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Lots/Units/	Sales
Corporation / Project	Location	Ownership (1)		Type (2)	Sellout	Acres	Acres	Acres	Acres	Complete	Acres	Acres (3)	Acres	Acres [A]	Acres (4)	Price [A]

Desert Mountain Development Corporation
Desert Mountain (5)	Scottsdale, AZ	93%		SF,TH B	3	2,483	2,360	123	83	5%	36	$551	$1,150	49	6	$919

Crescent Resort Development Inc.
Tahoe Mountain Resorts
Northstar - Iron Horse and Great Bear	Lake Tahoe, CA	13%/57	% (6)	CO S	1	100	0	100	100	40%	0	N/A	$1,410	100	92	$1,410
Northstar - Remaining Phases	Lake Tahoe, CA	13%/57	% (6)	CO, TH, TS S	12	1,700	0	1,700	92	5%	0	N/A	$1,730	0	0	$—
Old Greenwood - Lots	Lake Tahoe, CA	13%/71%		SF B	1	100	96	4	0	N/A	4	$330	$795	4	0	$795
Old Greenwood - Units	Lake Tahoe, CA	13%/71%		TH, TS S	7	165	12.9	152.1	17.0	55%	4.3	$1,870	$1,884	16.3	2.8	$2,000
Gray’s Crossing	Lake Tahoe, CA	13%/71%		SF B	4	445	101	344	195	5%	0	$270	$420	120	0	$375

Denver Development
Creekside I at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	39	1	0	N/A	1	$330	$390	1	1	$390
Creekside II at Riverfront Park	Denver, CO	12%/64%		CO P	1	40	0	40	40	64%	0	N/A	$370	40	18	$370
Creekside Townhomes at Riverfront Park	Denver, CO	12%/64%		TH P	1	23	0	23	23	25%	0	N/A	$750	23	4	$750
Brownstones (Phase I)	Denver, CO	12%/64%		TH P	1	16	0	16	16	56%	0	N/A	$1,740	16	6	$1,740
Delgany	Denver, CO	12%/64%		CO P	1	44	0	44	44	67%	0	N/A	$640	44	20	$640
Riverfront Park	Denver, CO	12%/64%		CO,TH P	4	215	0	215	0	N/A	0	N/A	$560	0	0	$—
Downtown Acreage	Denver, CO	12%/64%		ACR	6	22.5	10.8	11.7	0.0	N/A	11.7	$1,980	$3,660	0.9	0.9	$1,610

Mountain and Other Development
Horizon Pass Lodge	Bachelor Gulch, CO	12%/64%		CO S	1	30	25	5	0	0%	5	$2,200	$2,970	5	3	$2,970
Hummingbird	Bachelor Gulch, CO	12%/64%		CO S	1	40	0	40	40	40%	0	N/A	$2,380	40	34	$2,380
Eagle Ranch	Eagle, CO	12%/60%		SF P	3	1,438	791	647	210	50%	115	$80	$110	325	115	$66
Main Street Station Vacation Club	Breckenridge, CO	12%/30	% (6)	TS S	3	42	28.3	13.7	0.0	N/A	13.7	$1,200	$1,070	4.6	0.4	$1,070
Riverbend	Charlotte, NC	12%/60%		SF P	3	650	393	257	12	1%	63	$30	$40	75	32	$35
Three Peaks	Silverthorne, CO	12%/30	% (6)	SF S	3	292	217	75	0	N/A	75	$240	$270	28	4	$270
Identified Future Projects	Colorado	12%/64%		CO,TH S	4	173	0	173	0	N/A	0	N/A	$1,790	0	0	$—

Houston Area Development Corp.
Falcon Point	Houston, TX	98%		SF P	1	527	509	18	0	N/A	18	$39	$39	18	0	$39
Spring Lakes	Houston, TX	98%		SF P	2	508	423	85	0	N/A	50	$34	$42	48	0	$45

Crescent Plaza Residential
The Residences at the Ritz-Carlton	Dallas, TX	100%		CO P	3	70	0	70	70	5%	0	N/A	$1,778	0	46	$—

[A] Represents Management’s full year estimates based on information provided by managing partners at each of the projects.

(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.

(2)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P (Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence)

(3)	Based on lots, units, and acres closed during the Company’s ownership period.

(4)	Represents lots, units & acres closed subsequent to December 31, 2004 or under contract as of February 4, 2005. The Residences at the Ritz-Carlton include 14 reservations for which contracts have not been executed.

(5)	Average Sales Price includes golf membership, which as of December 31, 2004 is $0.3 million.

(6)	A joint venture partner participates in this project.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Residential Development Performance

As of December 31, 2004
($ in thousands)

	History											Projection [A]
	1994	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007
Crescent’s Net Equity in Development Real Estate (1)	$14,000	$22,000	$37,000	$218,000	$202,000	$196,000	$241,000	$288,000	$352,000	$338,000	$347,600	$349,000	$290,000	$166,000
Club and Operating Assets, Net (2)	—	—	—	100,000	88,000	83,000	64,000	84,000	124,000	141,000	159,700	174,000	160,000	150,000

Crescent’s Ending Equity Book Value (3)	$14,000	$22,000	$37,000	$318,000	$290,000	$279,000	$305,000	$372,000	$476,000	$479,000	$507,300	$523,000	$450,000	$316,000
Sales Statistics for Projects
Lots	280	150	123	1,040	2,030	2,971	2,825	2,202	1,818	1,842	532	667	557	327
Units	—	—	—	44	25	67	50	120	257	86	53	269	201	535
Timeshare units	—	—	—	—	32	6	—	11	12	4	15	21	24	24

Number of Lots and Units Sold	280	150	123	1,084	2,087	3,044	2,875	2,333	2,087	1,932	600	957	782	886
Parcel Sales (acres)	—	—	—	31	205	76	124	94	157	88	23	1	—	—
Gross Real Estate Revenue Generated (4)	$25,000	$13,000	$11,000	$213,000	$285,000	$452,000	$411,000	$370,000	$429,000	$271,000	$240,000	$535,000	$575,000	$850,000
Crescent’s FFO
Crescent Resort Development, Inc.	$—	$—	$1,000	$4,000	$5,000	$10,000	$13,000	$16,000	$11,000	$10,000	$14,000	$25,000	$38,000	$39,000
Desert Mountain Development Corporation	—	—	—	12,000	32,000	39,000	35,000	8,000	9,000	11,000	16,000	10,000	25,000	10,000
Woodlands Land Company, Inc.	—	—	—	2,000	14,000	15,000	23,000	26,000	28,000	65,000	—	—	—	—
Other Residential Developments	4,000	10,000	5,000	8,000	8,000	11,000	8,000	4,000	3,000	2,000	1,000	1,000	1,000	33,000

Total FFO (5)	$4,000	$10,000	$6,000	$26,000	$59,000	$75,000	$79,000	$54,000	$51,000	$88,000	$31,000	$36,000	$64,000	$82,000
FFO Margin (6) (7)	16%	77%	55%	12%	21%	17%	19%	15%	12%	32%	13%	7%	11%	10%
FFO Return on Equity in Development Real Estate (7) (8)	29%	56%	20%	20%	28%	38%	36%	20%	16%	26%	9%	10%	20%	36%
FFO Return on Ending Equity Book Value (7) (8)	29%	56%	20%	15%	19%	26%	27%	16%	12%	18%	6%	7%	13%	21%
Crescent’s Cash
Total Cash Received by Crescent (9)	$1,000	$—	$10,000	$17,000	$118,000	$108,000	$130,000	$65,000	$95,000	$220,000	$118,000	$216,000	$207,000	$277,000
Less: FFO Generated	4,000	10,000	6,000	26,000	59,000	75,000	79,000	54,000	51,000	88,000	31,000	36,000	64,000	82,000

Cash Received in Excess of FFO	$(3,000)	$(10,000)	$4,000	$(9,000)	$59,000	$33,000	$51,000	$11,000	$44,000	$132,000	$87,000	$180,000	$143,000	$195,000
Cash Margin (7) (10)	4%	0%	91%	8%	41%	24%	32%	18%	22%	81%	49%	40%	36%	33%

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.
(1)	Represents Crescent’s Ending Equity Book Value less Club and Operating Assets, net.
(2)	Includes club houses, golf courses, restaurants, intangible assets and associated property level financing, other liabilities and minority interest.
(3)	Refer to page 48 of the 4th Quarter 2004 Supplemental Operating and Financial Data for the calculation of net equity book value.
(4)	Represents 100% of product revenue for all projects (prior to minority interest to partners).
(5)	FFO is a supplemental non-GAAP measurement used in the real estate industry to measure and compare operating performance of real estate companies. A reconciliation of the Company’s FFO to GAAP net income is included in the financial statements accompanying the 4th quarter earnings press release and the 4th Quarter Supplemental Operating and Financial Data.
(6)	Calculated as Total FFO divided by Gross Real Estate Revenue Generated.
(7)	2003 FFO margin is 13%, FFO Return on Equity in Development Real Estate is 10%, FFO Return on Equity Book Value is 7% and Cash Margin is 39% when excluding FFO and cash from gain on sale of Woodlands Land Company, Inc.
(8)	Calculated as FFO divided by an average equity balance (prior year ending plus current year ending equity / 2).
(9)	Represents all cash distributed from the residential development entities to Crescent (includes return of investment and return on investment).
(10)	Calculated as Total Cash Received by Crescent divided by Gross Real Estate Revenue Generated.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Residential Development Net Present Valuation

($ in thousands)

	Crescent's		Planned		Proposed		Estimated	Number of	Estimated
	Preferred Return/		Sales	Remaining	Avg Sales	Product	Discount	Years Until	Discounted		Estimated Cash Flow to Crescent [A] (6)
	Ownership (1)				Price (2)	Type (3)	Rate (4)	Sellout	NPV (5)		2005	2006	2007	Thereafter
				(Lots/Units/Acres)	(Lots/Units/Acres)
Desert Mountain	93%		2,483	123	$1,150	SF, TH B	12%	3	$150,000		$11,000	$19,000	$11,000	$220,000

Crescent Resort Development, Inc.
Tahoe Mountain Resorts:
Northstar	13%/57	%(7)	1,800	1,800	$1,712	CO, TH, TS S	12%	12	197,000		90,000	56,000	100,000	655,000
Old Greenwood	13%/71%		265	156	$1,856	SF B,TH, TS S	12%	7	40,000		5,000	18,000	9,000	34,000
Gray’s Crossing	13%/71%		445	344	$420	SF	12%	4	47,000		28,000	22,000	18,000	5,000
Tahoe Mountain Club	13%/71%		N/A	N/A	N/A	N/A	N/A	N/A	46,000	(8)	3,000	13,000	13,000	166,000

Subtotal- Tahoe Mountain Resorts			2,510	2,300					$330,000		$126,000	$109,000	$140,000	$860,000

Denver Development:
Creekside I at Riverfront Park	12% / 64%		40	1	$390	COP	12%	1	1,000		1,000	—	—	—
Creekside II at Riverfront Park	12% / 64%		40	40	$370	COP	12%	1	5,000		5,000	—	—	—
Creekside Townhomes at Riverfront Park	12% / 64%		23	23	$750	THP	12%	1	4,000		5,000	—	—	—
Brownstones (Phase I)	12% / 64%		16	16	$1,740	THP	12%	1	8,000		9,000	—	—	—
Delgany	12% / 64%		44	44	$640	COP	12%	1	7,000		8,000	—	—	—
Riverfront Park	12% / 64%		215	215	$560	CO,THP	12%	4	26,000		3,000	12,000	20,000	20,000
Downtown Acreage	12% / 64%		23	12	$3,660	ACR		6	17,000	(8)	—	4,000	—	35,000

Subtotal- Denver Development			401	351					$68,000		$31,000	$16,000	$20,000	$55,000

Mountain Development:
Horizon Pass Lodge	12%/64%		30	5	$2,970	CO S	12%	1	11,000		11,000	1,000	—	—
Hummingbird	12%/64%		40	40	$2,380	CO S	12%	1	12,000		13,000	—	—	—
Eagle Ranch	12%/60%		1,438	647	$110	SFP	12%	3	25,000		4,000	14,000	11,000	—
Main Street Station Vacation Club	12%/30	%(7)	42	14	$1,070	TS S	12%	3	4,000		1,000	1,000	2,000	—
Riverbend	12%/60%		650	257	$40	SFP	12%	3	3,000		—	—	4,000	—
Three Peaks	12%/30	%(7)	292	75	$270	SF S	12%	3	7,000		3,000	3,000	2,000	—
Identified Future Projects	12%/64%		173	173	$1,790	CO,TH S	12%	4	14,000	(8)	10,000	28,000	36,000	12,000

Subtotal- Mountain Development			2,665	1,211					$76,000		$42,000	$47,000	$55,000	$12,000

Other Residential Investments	98% - 100%		1,105	173	$744	SFP, COP	12%	3	$42,000	(8)	$6,000	$16,000	$51,000	$—

Total			9,164	4,157					$667,000		$216,000	$207,000	$277,000	$1,147,000

[A] Projections presented here are Management’s estimates based on information provided by managing partners at each of the projects.
(1)	Crescent’s ownership percentage represents the profit percentage allocation after the Company receives a preferred return on its invested capital.
(2)	Based on lots, units, and acres remaining to be sold.
(3)	SF (Single-Family Lots); CO (Condominium); TH (Townhome); TS (Timeshare Equivalent Units); and ACR (Acreage). Superscript items represent P(Primary residence); S (Secondary residence); and B (Both Primary and Secondary residence).
(4)	This discount rate falls within an industry standard range.
(5)	NPV represents discounted value of future cash inflows to Crescent and cash invested by Crescent for future development.
(6)	Estimated cash flow to Crescent for 2005 through thereafter represents cash flows to Crescent from each project after third-party debt repayments ($83.7 million as of December 31, 2004). In order for Crescent to generate the estimated cash flows for 2005 through 2007, Crescent will invest approximately $300m. Thereafter, Crescent will fund approximately $50m per year (primarily for the Northstar at Tahoe Project).
(7)	A joint venture partner participates in this project.
(8)	Represents Crescent’s estimate of fair value for the assets, net of debt.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Residential Development Net Equity Book Value by Project

As of December 31, 2004
(dollars in thousands)

	Crescent Resort Development, Inc.
					Desert
	Tahoe		Colorado		Mountain		Total
	Mountain	Denver	Mountain		Development		Residential
	Resorts	Development	Development	Total	Corporation	Other	Developments

Assets	$274,400	$82,600	$133,100	$490,100	$248,800	$81,500	$820,400

Property Level Financing	(8,500)	(26,900)	(18,100)	(53,500)	(25,500)	(4,700)	(83,700)

Other Liabilities	(32,800)	(10,700)	(26,100)	(69,600)	(93,100)	(33,000)	(195,700)

Minority Interest	(3,000)	(400)	(12,800)	(16,200)	(16,800)	(700)	(33,700)

Net Equity Book Value	$230,100	$44,600	$76,100	$350,800	$113,400	$43,100	$507,300

Club and Operating Assets, net (1)	$46,400	$6,300	$600	$53,300	$95,900	$10,500	$159,700
Net Equity in Development Real Estate	$183,700	$38,300	$75,500	$297,500	$17,500	$32,600	$347,600

(1) Includes club houses, golf courses, restaurants, retail development, intangible assets and associated property level financing, other liabilities and minority interest.

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

PORTFOLIO DATA

Temperature-Controlled Logistics Properties

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Temperature-Controlled Logistics

As of December 31, 2004

Temperature-Controlled Logistics
Property Table

		Total Cubic	Total			Total Cubic	Total
	Number of	Footage	Square feet		Number of	Footage	Square feet
State	Properties(1)	(in millions)	(in millions)	State	Properties(1)	(in millions)	(in millions)
Alabama	4	10.7	0.4	Mississippi	1	4.7	0.2
Arizona	1	2.9	0.1	Missouri	2	46.8	2.7
Arkansas	6	33.1	1.0	Nebraska	2	4.4	0.2
California	7	25.1	0.9	New York	1	11.8	0.4
Colorado	1	2.8	0.1	North Carolina	3	10.0	0.4
Florida	5	6.5	0.3	Ohio	1	5.5	0.2
Georgia	8	49.5	1.7	Oklahoma	2	2.1	0.1
Idaho	2	18.7	0.8	Oregon	6	40.4	1.7
Illinois	2	11.6	0.4	Pennsylvania	2	27.4	0.9
Indiana	1	9.1	0.3	South Carolina	1	1.6	0.1
Iowa	2	12.5	0.5	South Dakota	1	2.9	0.1
Kansas	2	5.0	0.2	Tennessee	3	10.6	0.4
Kentucky	1	2.7	0.1	Texas	2	6.6	0.2
Maine	1	1.8	0.2	Utah	1	8.6	0.4
Massachusetts	5	10.5	0.5	Virginia	2	8.7	0.3
Minnesota	1	3.0	0.1	Washington	6	28.7	1.1
				Wisconsin	3	17.4	0.6

				TOTAL	88	443.7	17.6

(1) As of December 31, 2004, the Company held a 31.7% interest in AmeriCold Realty Trust which operates 103 facilities, of which 87 are wholly owned, one is partially owned and 15 are managed for outside owners.

Average Occupancy for all Owned Facilities

	2004	2003
Quarter ended December 31,	78%	79%

Year ended December 31,	73%	75%

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

CONTACT INFORMATION

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004

Equity Research Coverage

BB&T Capital Markets Stephanie Krewson Keith Pomroy 804.782.8784 804.787.8221	Merrill Lynch Steve Sakwa Brian Legg 212.449.0335 212.449.1153

Bear Stearns Ross Smotrich Jeff Langbaum 212.272.8046 212.272.4201	Morgan Stanley Greg Whyte David Cohen 212.761.6331 212.761.8564

Friedman Billings Ramsey David Loeb Gustavo Sarago 703.469.1289 703.469.1042	RBC Capital Markets Jay Leupp David Copp 415.633.8588 415.633.8558

Greenstreet Advisors Jim Sullivan Cedrik Lachance 949.640.8780	Smith Barney Citigroup Jonathan Litt John Stewart Andrew Calderwood 212.816.0231 212.816.1685 212.816.4471

Investor Relations

Crescent Real Estate Equities Company
Investor Relations Department
777 Main Street, Suite 2100
Fort Worth, TX 76102
Phone: 817.321.2180
Fax: 817.321.2060

Keira Moody Vice President Investor Relations and Corporate Communications Phone: 817.321.1412 Fax: 817.321.2060 Kmoody@crescent.com	Jennifer Terrell Investor and Media Relations Manager Phone: 817.321.1464 Fax: 817.321.2060 Jterrell@crescent.com

Crescent Real Estate Equities Company
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2004